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                                                                  EXHIBIT 10.177

                            ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (the "Agreement"), dated as of April 26, 2000, is made and entered into by and among Wilshire Technologies, Inc., a California corporation ("Seller"), and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand ("Buyer").

        1.  Recitals.

               1.1. Seller desires to sell, and Buyer desires to purchase, substantially all of the assets of Seller's Wilshire Contamination Control Division (the "Division") for the consideration and on the terms set forth in this Agreement.

               1.2. The assets to be purchased are defined below as the "Assets", and are listed in Exhibit A to this Agreement. In connection with the purchase of the Assets, Buyer will assume certain liabilities of the Division (the "Assumed Liabilities") as set forth in Exhibit C.

        2. Sale and Transfer of Assets. Seller will sell, assign and deliver, free and clear of all liens, security interests, pledges, mortgages or encumbrances ("Encumbrances") other than those items designated as Permitted Encumbrances in Exhibit B to this Agreement, to Buyer and Buyer will purchase from Seller at the Closing all of Seller's right, title and interest in and to those assets of the Division described in Exhibit A to this Agreement (including without limitation Seller's rights to the name "Wilshire Contamination Control" and its other trademarks and tradenames described in Exhibit A) as the same may exist on the Closing Date (collectively, the "Assets").

        3.  The Closing.

               3.1. Place and Date. The closing of the sale and purchase of the Assets (the "Closing") shall take place at such time or place as agreed to by the parties, but not later than May 19, 2000. The date of the Closing in this Agreement is referred to as the "Closing Date."

               3.2.  Deliveries; Transfer of Assets.

                      3.2.1. At the Closing, Seller shall deliver to Buyer the following, and simultaneously with such delivery, Seller shall take such action as may be necessary or reasonably requested by Buyer to place Buyer in possession and control of the Assets (provided that any costs of transportation or storage shall be the responsibility of Buyer):

                             3.2.1.1. such bills of sale, assignments or other
instruments of transfer and assignment as shall be necessary (as reasonably required by and in form and

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substance reasonably acceptable to Buyer and/or Buyer's counsel) to vest in
Buyer title to the Assets to be sold and assigned under this Agreement free and clear of all Encumbrances (other than Permitted Encumbrances);

                             3.2.1.2. a copy of the resolutions of the board of
directors and shareholders of Seller authorizing the execution, delivery and performance of this Agreement by Seller, and a certificate of its Secretary or Assistant Secretary, dated the Closing Date, that such resolutions were duly adopted and are in full force and effect;

                             3.2.1.3. restrictive covenant agreements executed
by Kevin Mulvihill, Kathleen Terry and Fred Pisacane in favor of and for the benefit of Buyer in the form attached hereto as Exhibit D.

                             3.2.1.4. such other certificates or other documents
or instruments as the Buyer or Buyer's counsel may reasonably request for the purpose of documenting and effecting the transactions contemplated by this Agreement.

                      3.2.2. At the Closing, the Buyer shall deliver to Seller the following:

                             3.2.2.1. instruments pursuant to which Buyer
assumes the Assumed Liabilities (as defined in Section 3.5) in form and substance reasonably satisfactory to Seller;

                             3.2.2.2. a copy of resolutions of the boards of
directors of Buyer authorizing the execution, delivery and performance of this Agreement by Buyer, and a certificate of its Secretary or Assistant Secretary, dated the Closing Date, that such resolutions were duly adopted and are in full force and effect;

                             3.2.2.3. the Security Agreement, as defined in
Section 3.7 hereof, and other appropriate instruments pursuant to which the Assets are pledged as security for Buyer's obligation to pay the Purchase Price under this Agreement, including UCC-1 Financing Statements, all in form reasonably acceptable to Seller;

                             3.2.2.4. such other certificates or other documents
or instruments as Seller or Seller's counsel may reasonably request for the purpose of documenting the transactions contemplated by this Agreement.

               3.3. Purchase Price; Payment of Purchase Price. In addition to assuming the Assumed Liabilities listed in Exhibit C, and subject to the terms and conditions of this Agreement, Buyer shall pay the following to Seller as consideration for the sale of the Assets:

                      3.3.1. An amount equal to 20% of all of Buyer's United States sales of the swab, wiper, roller and other contamination control products designated in Schedule 3.3.1 hereof ("Covered Products") and 5% of all of Buyer's other sales of Covered Products during the period


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beginning on the Closing Date and ending twelve months after the beginning of the first three calendar month period during which sales of Covered Products exceed $750,000 ("Period One").

                      3.3.2. An amount equal to 18% of Buyer's United States sales of Covered Products and 8% of Buyer's other sales of Covered Products during the one year period ("Period Two") immediately following the conclusion of Period One.

                      3.3.3. An amount equal to 16% of Buyer's United States sales of Covered Products and 8% of Buyer's other sales of Covered Products during the one year period ("Period Three") immediately following the conclusion of Period Two.

                      3.3.4. If aggregate payments from Buyer to Seller during Period One, Period Two and Period Three aggregate at least $2,500,000, no further payments shall be made. If such aggregate payments are less than $2,500,000 and Buyer does not elect to pay the shortfall to Seller, Buyer shall be obligated to pay to Seller an amount equal to 16% of Buyer's United States sales of Covered Products and 8% of Buyer's other sales of Covered Products during the one year period ("Period Four") commencing at the end of Period Three, provided that Buyer's payment obligation under this Paragraph 3.3.4 shall cease when a total of $2,500,000 has been paid to Seller under Paragraphs 3.3.1 through 3.3.4.

                      3.3.5. All payments to be made under Paragraphs 3.3.1, 3.3.2, 3.3.3 and 3.3.4 shall be made on a quarterly basis within 60 days after the end of the applicable three calendar month period in cash, provided that if in Period One, Operating Cash Flow is not sufficient to fully pay the calculated amount, Buyer will have the option to defer the amount by which the calculated payment would otherwise cause an Operating Cash Flow deficit (the "Deficit"), and the Deficit will be paid in Period Two, in equal quarterly installments or as and to the extent that Period Two Operating Cash Flow allows it to be paid sooner. For purposes of this Paragraph 3.3.5, Operating Cash Flow means revenues derived from sales of Covered Products, less cost of such sales (each determined on an accrual basis) less general and administrative, marketing and selling expenses allocable to such sales (determined on a cash basis). Expenses utilized in calculating Operating Cash Flow shall in no event include depreciation, principal on indebtedness, income or other taxes (except taxes and custom duties on Covered Products), or capital expenditures.

                      3.3.6. In order to permit Seller to review the calculation of Purchase Price payments, the Buyer will provide the Seller with unaudited quarterly balance sheets and statements of income for each fiscal quarter (based upon Buyer's normal fiscal year) during the period that Buyer is obligated to make Purchase Price payments to Seller hereunder within 60 days after each such fiscal quarter certified by the Buyer's Chief Financial Officer, which financial statements shall be prepared in accordance with generally accepted accounting principles applied consistently during the periods covered thereby and shall be complete and correct and present fairly the financial condition of Buyer at the dates of said statements and the results of its operations for the periods covered thereby. In addition, Buyer will provide Seller with reasonable access at any time to confirm the calculation of Purchase Price payments. In the event of a dispute with respect to the calculation of Purchase Price payments, Buyer and Seller


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will engage KPMG Peat Marwick, LLP to review the calculations. Adjustments, if any, proposed by KPMG Peat Marwick, LLP based on such review will be paid or refunded, as appropriate, without dispute, within five working days. The fees of KPMG Peat Marwick, LLP for such review will be borne by the party making the payment or refund for the adjustment of the Purchase Price payment. If, after completion of its review, no adjustment is proposed by KPMG Peat Marwick, LLP, the party initially requesting the review will be responsible for such fees.

               3.4. Allocation of Purchase Price. The Parties will endeavor to agree to an allocation of the Purchase Price in writing prior to the Closing. In the event that the Parties are unable to reach such an agreement, the Parties shall agree to the allocation of the Purchase Price in writing within thirty
(30) days following the Closing. If the Parties are unable to agree upon the allocation of the Purchase Price within such thirty (30) day period, the allocation shall be determined by KPMG Peat Marwick, LLP, within sixty (60) days of the Closing. Immediately following the expiration of the thirty (30) day period, but in no event later than ten (10) days thereafter, the Parties shall jointly engage KPMG Peat Marwick, LLP, to determine the allocation of the Purchase Price. Within five (5) days following such engagement, the Parties shall submit position papers to KPMG Peat Marwick, LLP. The decision of KPMG Peat Marwick, LLP shall be final and conclusive. All tax returns filed by the Parties shall be consistent with such allocation. Seller and Buyer shall each prepare IRS Form 8594 in accordance with such allocation and consistent with one another in accordance of all applicable law and regulations.

               3.5. Assumption of Specific Liabilities. At the Closing, Buyer shall assume and shall subsequently pay, honor and discharge when due and payable and otherwise in accordance with the relevant governing agreements as the same shall exist on the Closing Date:

                      3.5.1. any and all liabilities, obligations and commitments of Seller for unfilled Division purchase orders entered into by Seller in the ordinary course of business;

                      3.5.2. any and all liabilities, obligations and commitments of Seller accruing after Closing under those contracts, leases, arrangements and agreements listed on Exhibit C (the "Assumed Liabilities").

               3.6. Limitation on Assumption of Liabilities. Except as specifically provided in this Agreement, Buyer shall not assume or have any liability for any liabilities or obligations of Seller, and Seller shall pay, perform and discharge all its liabilities and obligations which are not so assumed by Buyer.

               3.7. Security; Late Payment. Buyer's obligation to make payments to Seller under this Agreement and the Ongoing Agreement, as hereinafter defined, shall be secured by a security interest in the Assets pursuant to a security agreement (the "Security Agreement") to be mutually agreed to by Buyer and Seller and delivered at the Closing. In the event any payment required to be made under this Agreement or the Ongoing Agreement is not made within five days after the due date of such payment, the unpaid portion of the payment amount shall thereafter bear interest at the rate of 10% per annum.


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        4. Representations and Warranties of Seller. Seller represents and warrants to Buyer as follows both as of the date of this Agreement and as of the date of Closing:

               4.1. Organization and Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to own, operate and lease its properties and to carry on its business as now being conducted. To the knowledge of Seller, Seller is duly licensed or qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on the business or financial condition of the Division.

               4.2. Authorization of Agreement. Seller has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by Seller has been duly authorized by all necessary corporate action on the part of Seller and its directors and shareholders. This Agreement has been duly executed and delivered by Seller and constitutes the legal, valid and binding obligation of Seller.

               4.3. No Conflicts. The execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated hereby: (i) do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any person or public authority, except as set forth on Schedule 4.3; (ii) do not and will not with or without the giving of notice or the passage of time or both, violate or conflict with or result in a breach or termination of any provision of, or constitute a default under, or accelerate or permit the acceleration of the performance required by the terms of, or result in the creation of any mortgage, security interest, claim, lien, charge or other encumbrance upon any of the Assets pursuant to, or otherwise give rise to any violation of or liability or obligation under, any agreement, mortgage, deed of trust, indenture, license, permit or any other agreement or instrument or any order, judgment, decree, constitution, statute, regulation or any other restriction of any kind or description to which Seller is a party or by which Seller or any of the Assets may be bound; and (iii) will not terminate or result in the termination of any such agreement or instrument, or in any way affect or violate the terms and conditions of, or result in the cancellation, modification, revocation or suspension of, any rights included in the Assets.

               4.4. Financial Statements. Attached to this Agreement as Schedule
4.4 is Seller's balance sheet as of November 30, 1999 and the related statement of operations for the periods then ended, together with all notes related thereto (collectively, the "Seller's Financial Statements"). Seller's Financial Statements have been examined and reported upon by independent auditors, whose report with respect to such year is included in Schedule 4.4.

                      4.4.1. For the relevant periods, Seller's Financial
Statements: (1) are complete and correct in all material respects; (2) present fairly the financial position of Seller at such dates and the results of operations for the respective periods ended on such dates; and (3) were prepared in accordance with GAAP, consistently applied during the periods, except as indicated in the report or notes thereto and are in accordance with the books and records maintained by Seller, with no differences between such Seller's Financial Statements and the


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financial records maintained and accounting methods applied by Seller for tax purposes, except as disclosed in the notes to the Financial Statements.

                      4.4.2. To Seller's knowledge and the knowledge of its Chief Executive Officer and its Chief Financial Officer, the value at which any or all of the Assets are carried on Seller's Financial Statements is not overstated.

               4.5. No Adverse Changes. Except as set forth on Schedule 4.5, since November 30, 1999 (i) the business of the Division has been conducted only in the ordinary course; (ii) there has been no change in the condition (financial or otherwise), assets, liabilities, inventory, business, operations, prospects, or affairs of the Division, other than changes in the ordinary course of business, none of which singly and no combination of which in the aggregate has been materially adverse; and (iii) there has been no damage, destruction or loss or other occurrence or development, whether or not insured against, which either singly or in the aggregate materially adversely affects, and Seller has no knowledge of any threatened occurrence or development which would materially adversely affect, the condition (financial or otherwise), assets, liabilities, business, operations, prospects or affairs of the Division.

               4.6. Conduct of Business. Except as disclosed on Schedule 4.6, since November 30, 1999, the Division has not: (i) created or incurred any liability (absolute, accrued, contingent or otherwise) of the Division except unsecured current liabilities incurred in the ordinary course of business consistent with past practice; (ii) mortgaged, pledged or subjected to any lien or otherwise encumbered any of the Assets, (iii) entered into any settlement, compromise or consent with respect to any claim, proceeding or investigation against the Division; (iv) made or become a party to, or become bound by, any contract, lease, license or commitment affecting the Division or renewed, extended, amended, modified or terminated any contract, lease, license or commitment affecting the Division which in any one case involves an amount in excess of $10,000 (or in the aggregate an amount in excess of $25,000); (v) made or announced any change in the terms, including but not limited to price, of the sale of the Division's Products; (vi) paid any legal expenses not in the ordinary course of business; or (vii) entered into any contract, lease, license or commitment to do any of the foregoing.

               4.7. Title to Purchased Assets. Except as disclosed on Schedule 4.7, Seller has, and on the Closing Date will convey to Buyer, good and marketable title to all of the Assets, free and clear of all Encumbrances, except Permitted Encumbrances. To Seller's knowledge, no instrument, easement, license or grant of record, applicable zoning or building law, ordinance or administrative regulation or other impediment of any kind prohibits or interferes with, limits or impairs, or would, if not permitted by any prior nonconforming use, prohibit or interfere with or limit or impair, the use, operation, maintenance of, or access to, the Assets. The Assets are sufficient and adequate to carry on the business of the Division as now conducted.

               4.8. Inventory. Within seven business days prior to the Closing Date, Seller shall take an inventory of the Division's raw materials, work in process, finished goods and material commitments (the "Inventory") under Buyer's supervision. The Inventory shall have a value (as agreed to by Buyer and Seller) of approximately $950,000. The Inventory will be, at Closing, in


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good condition, merchantable, and of a quantity and quality useable and saleable in the ordinary course of Seller's business, and will not be obsolete, damaged or defective.

               4.9. Contracts. Except as disclosed in Schedule 4.9 to this Agreement, the Seller (in a manner which would bind the purchaser of the Division and/or the Assets), the Division or the Assets are not parties to, is not a party to or bound by or in any way subject to any oral or written contracts, obligations or commitments, including without limitation any:

                      4.9.1. contract, commitment or arrangement involving in any one case, $10,000 or more;

                      4.9.2. contract, commitment or arrangement relating to new products;

                      4.9.3. contract, commitment or arrangement relating to the sale or rental of customer or mailing lists;

                      4.9.4. contract with a term of, or requiring performance, more than three (3) months from its date;

                      4.9.5. commitment, contract or undertaking which is not terminable upon notice of thirty (30) days or less without penalty, cost or liability to Seller or, after the Closing Date to the Buyer;

                      4.9.6. lease or lease purchase agreement, mortgage, conditional sale or title retention agreement, indenture, security agreement, credit agreement, pledge or option with respect to any interest in any property, real or personal (tangible or intangible), in any capacity;

                      4.9.7. commitment, contract or undertaking for the purchase or use of services, materials, supplies, inventory, machinery or equipment;

                      4.9.8. commitment, contract or undertaking for the sale or use (other than sales of inventory in the ordinary course of business) of Seller's products;

                      4.9.9. employment contract;

                      4.9.10. contract or agreement with any labor union or other collective bargaining group;

                      4.9.11. bonus, pension, savings, welfare, profit sharing, stock option, retirement, commission, executive compensation, hospitalization, insurance or similar plan providing for employee benefits;

                      4.9.12. note, loan, credit or financing agreement or other contract for money borrowed, and all related security agreements and collateral documents, including any agreement for any commitment for future loans, credit or financing;


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                      4.9.13. guarantee;

                      4.9.14. contract or understanding regarding any capital expenditures;

                      4.9.15. agency (sales or otherwise), distribution, brokerage (including, without limitation, any brokerage or finder's agreement or arrangement with respect to any of the transactions contemplated by this Agreement) or advertising agreement;

                      4.9.16. contract with investment bankers, accountants, attorneys, consultants or other independent contractors;

                      4.9.17. contract with any director or officer of Seller or any Affiliate of such person;

                      4.9.18. contract, commitment or arrangement which would restrain the Buyer or any Affiliate of the Buyer from engaging or competing in any business or to maintain the confidentiality of any matter;

                      4.9.19. license, permit, franchise or royalty agreement;

                      4.9.20. any agreement concerning a partnership or joint venture.

               Seller has delivered to the Buyer correct and complete copies of:
(a) all of the contracts, agreements, licenses, permits and other documents listed in Schedule 4.9 which are to be assigned to Buyer and all amendments thereto and waivers granted thereunder (the "Assigned Contracts"); and (b) any such contracts, agreements and documents evidencing or representing the Assumed Liabilities. The rights and interests of Seller in all Assigned Contracts may be assigned to the Buyer without the consent of any other person, except as otherwise disclosed on Schedule 4.9 and at the Closing the Buyer will acquire all such rights and interests. The Company enjoys satisfactory working relationships under all Assigned Contracts, and no unresolved disputes are pending or, to the best of Company's knowledge, threatened under or in respect of any such Assigned Contracts.

               4.10.  Intellectual Property.

                      4.10.1. Schedule 4.10.1 sets forth a true and complete list of all of Seller's trademarks, trade names, copyrights, patents and similar rights, and any applications in respect thereto, (the "Intellectual Property") used by Seller in whole or in part for the conduct of the business of the Division as now conducted. Except as disclosed on Schedule 4.10.1, all the Intellectual Property is owned by Seller free and clear of any and all licenses, liens, claims, security interests, charges or other encumbrances or restrictions of any kind, and no licenses for the use of any of such rights under or with respect to the Intellectual Property have been granted by Seller to any third parties. Except as set forth in Schedule 4.10.1, all of such Intellectual Property will be acquired by Buyer at the Closing, and (a) the transfer of such rights to, and use


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by buyer will not require the consent of any other person, and (b) Buyer shall have the exclusive rights to and/or ownership of the Intellectual Property.

                      4.10.2. Seller has not interfered with, infringed upon, misappropriated, or violated any material intellectual property rights of third parties in any material respect, and none of the Seller's directors or officers has ever received any charge, compliant, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation. To the knowledge of Seller and its directors and officers, no third party has interfered with, infringed upon, misappropriated, or violated any material rights under or with respect to the Intellectual Property in any material respect.

                      4.10.3. Schedule 4.10.3 of the Disclosure Schedule identifies each material item of Intellectual Property that any third party owns and that the Seller uses in connection with the division's business pursuant to a license, sublicense, agreement or permission. Seller has delivered to Buyer correct and complete copies of all such licenses, sublicenses, agreements and permissions (as amended to date), and with respect to each such item of Intellectual Property that Seller uses in connection with the Division's business pursuant to a license, sublicense, agreement or permission: (i) the license, sublicense, agreement or permission covering the item is legal, valid, binding, enforceable, and in full force and effect in all material respects;
(ii) no party to the license, sublicense, agreement or permission is in material breach or default, an no event has occurred which with notice or lapse of time would constitute a material breach or default or permit termination, modification, or acceleration thereunder; (iii) no party to the license, sublicense, agreement or permission has repudiated any material provision thereof; (iv) Seller has not granted any sublicense or similar right with respect to the license, sublicense, agreement or permission; and (v) all of such rights under or with respect to any such license, sublicense, agreement or permission will be acquired by Buyer at the Closing, and the transfer of such rights to, and use by buyer will not require the consent of any other person.

                      4.10.4. No items constituting the Intellectual Property, including without limitation, any individual item thereof, are subject to any outstanding injunction, judgment, order, decree, ruling or charge. No action, suit, proceeding, hearing, investigation, charge, compliant, claim demand is pending or the knowledge of Seller, including, without limitation, its Chief Executive Officer and Chief Financial Officer, is threatened, which challenges the legality, enforceability, use, or ownership of any items of Intellectual Property.

              4.11. Customer Relationships. Attached as Schedule 4.11 is a complete and correct list of the Division's ten largest customers for the fiscal year ended November 30, 1999, showing the sales to each. Except as disclosed in such Schedule, Seller has no knowledge that any customer listed in such Schedule has terminated or expects to terminate a material portion of its normal business with Seller.

               4.12. Employees. Attached as Schedule 4.12 is a list of all of the employees of the Division employed by Seller on the date of this Agreement with a description of their job designations, compensation (including a designation of those persons paid on an hourly or


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salaried basis and those persons paid pursuant to a collective bargaining agreement) and benefits (including termination pay and bonuses).

               4.13.  Litigation, Compliance.

                      4.13.1. There are no actions, suits, proceedings or arbitrations or governmental investigations pending or, to the knowledge of Seller, or its Chief Executive Officer and Chief Financial Officer, threatened against Seller in which, individually or in the aggregate, an unfavorable determination could materially affect the Division's business or any of the Assets or impede the execution and performance of this Agreement or any of the transactions or events contemplated hereby or could declare this Agreement unlawful or cause the rescission of any of the transactions hereunder or require Buyer to divest itself of the Assets to be acquired pursuant hereto.

                      4.13.2. Except as set forth on Schedule 4.13.2, Seller has all governmental licenses, permits, approvals or other authorizations required for the conduct of the Division's business as now conducted. There is no action pending or, to the knowledge of Seller or its Chief Executive Officer and Chief Financial Officer, threatened to terminate rights under any such governmental licenses, permits or authorizations.

                      4.13.3. Seller has complied with all applicable laws (including statutes, constitutions, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (including, without limitation, all agencies thereof) in connection with the Division, the operation of the Division's business and the ownership of the Assets.

               4.14. Brokers, Finders, etc. Seller has not employed any finder, broker, agent or other intermediary in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

               4.15. Tangible Assets. The machinery, equipment, and other tangible assets constituting the Assets are free from material defects (patent and latent), have been maintained in accordance with normal industry practice, and are in good operating condition and repair (subject to normal wear and tear), except for the automatic swab machine, which is serviceable but currently requires repairs to become serviceable.

               4.16. Tax Matters. There are no unpaid taxes, additions to tax, penalties or interest payable by Sellers or by any other person that are or could become a lien on any of the Assets, or otherwise adversely affect the business or properties of the Division, or could result in any liability to Buyer, and no taxing authority has asserted any claim for the assessment of any such tax liability (including additions to tax, penalties and interest).

               4.17. Product Liability. Seller does not have any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due)


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arising out of any injury to individuals or property as a result of the ownership, possession, or use of any product manufactured, sold, leased, or delivered by the Seller in connection with the Division.

               4.18. Undisclosed Liabilities. Seller does not have any material liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due, including any liability for taxes) which could adversely affect Buyer's ownership of the Assets or operation of the business of the Division, except for (i) liabilities set forth in the Financial Statements and (ii) liabilities which have arisen after the date of the Financial Statements in the ordinary course of business and (iii) liabilities which have otherwise been disclosed in the Schedules to this Agreement.

               4.19. Disclosure. The representations and warranties contained in this Section 4 do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements and information contained in this Section 4 not misleading.

        5. Representations and Warranties of Buyer. Buyer represents and warrants to Seller as follows both as of the date of this Agreement and as of the date of Closing:

               5.1. Corporate Status. Buyer is a limited company duly organized, validly existing and in good standing under the laws of the Kingdom of Thailand, with full corporate power and authority to carry on its business as now conducted and to fulfill its obligations under this Agreement.

               5.2. Authority for Agreements. Buyer has the power and authority to execute and deliver this Agreement and to carry out its obligations hereunder. Buyer has the power and authority to execute and deliver the Ongoing Agreement and to carry out is obligations thereunder. The execution, delivery and performance by Buyer of this Agreement and the Ongoing Agreement and the consummation of the transactions contemplated hereby or thereby have each been duly authorized by all necessary action on the party of Buyer, as the case may be, and constitute or will, when executed and delivered, constitute the valid and legally binding obligation of Buyer, as the case may be, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally now or hereafter in effect and subject to the application of equitable principles and the availability of equitable remedies.

               5.3. Brokers, Finders, etc. Buyer has employed no finder, broker, agent or other intermediary in connection with the negotiation or consummation of this Agreement or any of the transactions contemplated hereby.

        6.  Covenants.

               6.1. Accounts Receivable. The accounts receivable of the Division at the Closing Date (a list of which will be delivered at Closing) are being retained by Seller. If any account debtors make payment in satisfaction of the accounts receivable to Buyer, such amounts shall be received and held by Buyer in trust for the benefit of Seller and immediately paid to Seller without offset or deduction. Buyer shall, at the request of Seller, endorse to the order of Seller all checks, drafts and other instruments received by Buyer in satisfaction of the accounts receivable. The first payments made by any customer with an outstanding account receivable at the Closing Date shall be paid over to Seller until the account receivable is paid in full.

               6.2. Sales Taxes. Buyer shall pay any state or local sales or use taxes payable in connection with the sale of the Assets pursuant to this Agreement.

               6.3. Employees and Facilities Agreement. The labor, facilities, services, personnel, and other items to be provided by Seller to Buyer in connection with Buyer's ongoing operations in Carlsbad, California shall be agreed to in writing by Buyer and Seller, and Buyer and Seller shall each execute and deliver such written agreement ("Ongoing Agreement") to the other at Closing. Subsequent to closing, Buyer and Seller agree to abide by and honor the terms of the Ongoing Agreement.

               6.4. Buyer's Additional Asset Purchases. As a material inducement to Seller's entering into this Agreement and consummating the sale contemplated by this Agreement, Buyer agrees to purchase from third parties the additional assets listed in Schedule 6.4 for the estimated price and/or prices set forth in
Schedule 6.4 to be utilized in the production of contamination control product by Buyer following the Closing. The purchase of all such additional assets will be completed no later than 270 days following the Closing.

               6.5. Further Assurances. At any time and from time to time after the Closing, each party shall, without further consideration, execute and deliver to the other such other instruments of transfer and assumption and shall take such other action as the other may reasonably request to carry out and effectuate the transfer of the Assets, the confirmation of Buyer's title to and interest in the Assets, the assumption of the specific liabilities and any such other transactions contemplated by this Agreement.

               6.6. Exclusivity. Seller shall not during the period commencing with the date of this Agreement until the Closing, directly or indirectly, solicit, engage in negotiations for, accept or extend offers for the sale of the Assets.

               6.7. Conduct of Division Business. From the date of this Agreement until the Closing, Seller shall conduct the business of the Division in the ordinary course consistent with past practice and shall use its best efforts to preserve intact its relationships with third parties and to keep available the services of its present officers and employees who devote significant attention to the affairs of the Division.

               6.8. Non-Competition. For a period of five years following the Closing, Seller will not, directly or indirectly, whether through an affiliate, a subsidiary, a parent company, the succeeding entity of merger or other reorganization involving Seller or otherwise, engage in the business of manufacturing, distributing or selling Covered Products or products which are Competing Products (as hereinafter defined) to the Covered Products, provided that this covenant shall not be applicable (a) in the event of an uncured (beyond all applicable cure periods and if no cure period is specified, then the cure periods specified in Section 7 of the Security Agreement shall be deemed to be applicable in connection with any such material default) material default by Buyer under this Agreement, in the Security Agreement or the Ongoing Agreement or (b) if Buyer is no longer engaged in the business of the manufacture or sale of Covered Products. "Competing Products" shall for all purposes set forth herein mean paper, fabric or foam based wiping products used or manufactured or sold for use in Clean Room (as hereinafter defined) uses or applications in the electronics, medical or pharmaceutical industries. "Clean Room" shall for all purposes set forth herein mean any confined area in which the humidity, temperature, particulate matter, and contamination are precisely controlled within specified parameters. Clean room classes are defined in Federal Standard 209, Airborne Particulate Cleanliness Classes in Clearness and Clean Zones (SEMI E70).

               6.9. Product and Technique Innovations. Seller shall transfer to Buyer at Closing all rights to all product and technique developments, improvements, and trade secrets (collectively "Innovations") which were made or developed by Seller and/or Seller's employees prior to Closing in connection with the Covered Products and/or the Division's business, research and developments, and proposed products. Further, Seller shall thereafter promptly transfer to Buyer the exclusive rights to all Innovations which were made or developed by Seller and/or Seller's employees after Closing but before the expiration of the term of the Ongoing Agreement in connection with the Covered Products and/or the Division's business, research and developments, and proposed products.

               6.10 Covenants in Connection with Automatic Swab Machine. Buyer agrees that during the period commencing upon the Closing and ending on August 1, 2005 not to use the Automatic Swab Machine included within the Assets set forth in Exhibit A hereto, which are being purchased by Buyer pursuant to the provisions hereof, to manufacture a foam-tipped cosmetic applicator.

        7.  Conditions Precedent.

               7.1. Conditions to Obligations of Buyer. The obligation of Buyer to close shall be subject to the fulfillment (or waiver by Buyer) at or prior to the Closing, of the following additional conditions:

                      7.1.1. Representations, Performance. The representations and warranties contained in Section 4 of this Agreement shall be true at and as of the Closing Date, except as affected by the transactions contemplated hereby. Seller shall have duly performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with prior to or on the Closing Date.

                      7.1.2. Consents. Any required consent (as determined by Buyer, in the exercise of buyer's reasonable discretion) to the transfer of the Assets under any law, regulation, agreement, lease or contract shall have been obtained.

                      7.1.3. U.C.C. and Lien Search. Buyer shall have received (at its expense) copies of reports of Uniform Commercial Code search and tax and judgment lien searches in the State of California and all such other jurisdictions as Buyer shall deem appropriate, searching the name of Seller and such other names as Buyer shall deem appropriate, reasonably satisfactory in form and substance to Buyer, and Buyer shall be satisfied with the results of all such lien searches.

                      7.1.4. Corporate Proceedings. All corporate and other proceedings of Seller in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in substance and form to Buyer and Buyer's counsel, and Buyer and Buyer's counsel have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                      7.1.5. Ongoing Agreement. Buyer and Seller shall have entered into the Ongoing Agreement.

                      7.1.6. Litigation. No action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (a) prevent consummation of any of the transactions contemplated by this Agreement,
(b) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, or (c) affect adversely the right of the Buyer to own the Assets or to operate the former businesses of the Division.

                      7.1.7. Operating Cashflow Agreement. Buyer and Seller shall have agreed in writing upon the method for allocating indirect expenses for Buyer for purposes of calculating Operating Cashflow pursuant to the provisions of Section 3.3.5 hereof.

                      7.1.8. Intentionally Deleted.

               7.2. Conditions to Obligations of Seller. The obligation of Seller to close hereunder shall be subject to the fulfillment, on or prior to the Closing Date (or waiver by Seller), of the following conditions:

                      7.2.1. Representations, Performance, etc. The representations and warranties of Buyer contained in Section 5 of this Agreement shall be true at and as of the Closing Date. Buyer shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

                      7.2.2. Consents. Any required consent to the transfer of the Assets under any law, regulation, agreement, lease or contract shall have been obtained.

                      7.2.3. Corporate Proceedings. All corporate and other proceedings of the Buyer in connection with the transactions contemplated by this Agreement, and all documents and instruments incident thereto, shall be satisfactory in substance and form to Seller and Company's counsel, and Seller and Company's counsel shall have received all such documents and instruments, or copies thereof, certified if requested, as may be reasonably requested.

                      7.2.4. Ongoing Agreement. Buyer and Seller shall have entered into the Ongoing Agreement.

        8.  Indemnification and Survival.

               8.1.  Indemnification.

                      8.1.1. From and after the Closing, Seller will indemnify Buyer against, and hold Buyer harmless from any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees) ("Buyer's Indemnification Damages") that are based upon or that arise out of (i) any misrepresentation or breach of any representation, warranty, covenant or agreement made by Seller in this Agreement, (ii) any obligation, debt or liability of Seller to the extent that the same is not included in the Assumed Liabilities, or (iii) the ownership of the Assets and operation of the Division prior to the Closing Date other than those included in the Assumed Liabilities.

                      8.1.2. Buyer will indemnify Seller against, and hold Seller harmless from, any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees) that are based upon or that arise out of (i) any misrepresentation or breach of any representation, warranty, covenant or agreement made by Buyer in this Agreement, (ii) the failure by Buyer to discharge any and all liabilities, obligations and commitments of Seller to the extent that the same are included in the Assumed Liabilities, or (iii) the ownership of the Assets and operation of the Division's business from and after the Closing Date.

                      8.1.3. Each party entitled to an indemnification under this Agreement (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party receives notice of any claim, action or proceeding for which indemnification may be requested hereunder. Such Indemnifying Party shall have the right (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense, but only at such Indemnified Party's expense, and provided, further, that the omission by any Indemnified Party to give notice as provided in this Agreement shall not relieve the Indemnifying Party of its indemnification obligations under this Agreement except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and that such Indemnifying Party is damaged as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. Notwithstanding the foregoing, the Indemnified Party shall have the right at all times to take over and assume control of the defense, settlement, negotiations or lawsuit relating to any claim or demand; provided, however, that if the Indemnified Party does so take over and assume control, the amount of the indemnity by the Indemnifying Party shall be limited to the amount which the Indemnifying Party has immediately prior to such time indicated it would be willing to pay to adjust and settle such claim or demand. In the event that the Indemnifying Party does not accept the defense of any matter as above provided or if the counsel selected by the Indemnifying Party to defend such claim or litigation has a conflict of interest in representing the Indemnified Party (in the judgment of such counsel or counsel for the Indemnified Party), the Indemnified Party shall have the full right to defend against any such claim or demand at the expense of the Indemnifying Party (including reasonable attorney's fees and costs of investigation), and shall be entitled to settle or agree to pay in full such claim or demand, in its sole discretion. In any event, Seller, its officers, directors and shareholders, and Buyer shall cooperate in the defense of such action and the records of each shall be available to the other with respect to such defense.

               8.2. Time and Manner of Claims. Buyer or Seller shall be liable for damages arising from misrepresentations or breaches of representations and warranties only to the extent notice of a claim therefor is asserted in writing and delivered, in the case of representations and warranties relating to payment of taxes, prior to the expiration of the relevant statutes of limitation with respect to such taxes and, in the case of all other representations and warranties, prior to the expiration of two (2) years from the Closing Date. Any notice of a claim by reason of any of the representations and warranties contained in this Agreement shall state specifically the representation or warranty with respect to which the claim arose, and the amount of liability asserted against the other party by reason of the claim. Subject to the foregoing, the representations, warranties, agreements and indemnities contained in this Agreement shall survive the execution and delivery of this Agreement, any examination by or on behalf of such parties, and the completion of the transactions contemplated in this Agreement.

               8.3. Limitations on Seller's Indemnifications. Seller's indemnification obligations hereunder shall be further limited as follows:

                      8.3.1. Buyer shall not be entitled to indemnification hereunder unless and until the aggregate amount of Buyer's Indemnification Damages exceeds $50,000 and then only to the extent of such excess; and

                      8.3.2. Seller's maximum liability under this Section 8 shall not exceed the aggregate Purchase Price.

        9.  General.

               9.1. Consent of Third Parties. This Agreement shall not constitute an agreement to assign any interest in any instrument, contract, lease, permit or other agreement or arrangement of Seller or any claim, right or benefit arising thereunder or resulting therefrom, if an assignment without the consent of a third party would constitute a breach or violation thereof or adversely affect the rights of the Buyer or Seller thereunder. If a consent of a third party which is required in order to assign any instrument, contract, lease, permit or other agreement or arrangement or any claim, right or benefit arising thereunder or resulting therefrom, which consent Seller and Stockholder shall use their respective best efforts to obtain prior to the Closing, is not obtained prior to the Closing, or if an attempted assignment would be ineffective or would adversely affect the ability of Seller to convey its interest to the Buyer, then (if Buyer waives the condition to Closing contained in Section 7.1.2 of this Agreement) Seller will cooperate with the Buyer in any lawful and economically feasible arrangement to provide that the Buyer shall receive Seller's interest in the benefits under any such instrument, contract, lease, permit or other agreement or arrangement; and any transfer or assignment to the Buyer by Seller of any interest under any such instrument, contract, lease, permit or other agreement or arrangement that requires the consent of a third party shall be made subject to such consent or approval being obtained.

               9.2. Expenses. Each of the parties hereto shall bear its own expenses, costs and fees (including attorneys' and auditors' fees) in connection with the transactions contemplated hereby including the preparation and execution of this Agreement and compliance herewith, whether or not the transactions contemplated hereby shall be consummated.

               9.3. Severability. If any term or provision of this Agreement shall be held or deemed to be held or shall, in fact be inoperative or unenforceable as applied in any particular case because it conflicts with any other provision or provisions of this Agreement or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the term or provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions contained in this Agreement invalid, inoperative, or unenforceable to any extent whatsoever, but such term or provision shall be deemed modified or deleted as or to the extent required by applicable law. The invalidity of one or more phrases, sentences, clauses, sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

               9.4. Notices. Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (a) hand delivery to the other party, (b) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph), or (c) the second business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with at least second-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

To:                   Wilshire Technologies, Inc.

                      5861 Edison Place
                      Carlsbad, CA 92008
                      Attention: Chief Executive Officer
                      (760) 929-6959 (facsimile)

with a copy to:       Wilshire Technologies, Inc.
                      5861 Edison Place
                      Carlsbad, CA 92008
                      Attention: Chief Financial Officer
                      (760) 929-6959 (facsimile)

with a copy to:       Solomon Ward Seidenwurm & Smith, LLP
                      401 B Street, Suite 1200
                      Diego, CA 92101
                      Attention: Richard L. Seidenwurm, Esq.
                      (619)  231-4755 (facsimile)

Buyer:                Foamex Asia Co., Ltd.
                      175 Sathorn City Tower, 20th Floor
                      South Sathorn Road
                      Thungmahamek, Sathorn
                      Bangkok, Thailand  10120
                      Attention: Stephen P. Scibelli, Jr., President 011-662-679-6107 (facsimile)

with a copy to:       LeClair Ryan, a Professional Corporation
                      707 East Main Street, 11th Floor
                      Richmond, VA 23219
                      Attention:  Todd M. Lynn, Esq.
                      (804) 783-7667 (facsimile)

Each party shall make a reasonable, good faith effort to ensure that it will accept or receive Notices to it that are given in accordance with this paragraph. A party may change its address for purposes of this paragraph by giving the other party(ies) written notice of a new address in the manner set forth above.

               9.5. Amendment. This Agreement may not be amended except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

               9.6. Waiver. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provisions shall be construed as a waiver of any other provision. Any waiver must be in writing.

               9.7. Publicity. No party hereto shall issue any press release or public announcement of any kind concerning the transactions contemplated by this Agreement without consulting with the other; provided, however, that Seller shall be permitted to distribute to its shareholders a disclosure circular and related materials concerning the transactions contemplated hereby and issue such other announcements as may be required by applicable law.

               9.8. Form of Documents. Unless specifically otherwise provided in this Agreement, all documents to be delivered by one party to another party to this Agreement or any affiliate thereof shall be in form and substance reasonably satisfactory to such other party.

               9.9. Drafting Ambiguities. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that ambiguities are to be resolved against the drafting party or in favor of the party receiving a particular benefit under an agreement may not be employed in the interpretation of this Agreement or any amendment to this Agreement.

               9.10. Bulk Sales Compliance. The parties hereto hereby waive compliance with the provisions of the bulk sales laws of the State of California and any other applicable jurisdiction, and Seller covenants and agrees to pay and discharge when due all claims of any governmental entities and creditors of Seller that could be asserted against Buyer by reason of such non-compliance. Seller will indemnify Buyer against, and hold Buyer harmless from and will on demand reimburse Buyer for any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees) that are based upon or that arise out of any and all losses suffered by Buyer by reason of (a) Seller's failure to pay and discharge any such claims, or (b) the failure to comply with the bulk sales laws of the State of California and any other applicable jurisdiction. The right of indemnification contained in this Section 9.10 shall be in addition to any such indemnification rights contained in Section 8 of this Agreement.

               9.11. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California, applicable to contracts made and to be performed in California. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. In the event any legal action is taken to enforce or interpret the terms of this Agreement, the prevailing party or parties in such action shall be entitled to recover its reasonable attorneys' and expert witness fees and costs as established by the Court. This Agreement may not be assigned without the prior written consent of the nonassigning parties. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders. Unless otherwise specified, all references to contracts, agreements, leases or other understandings or arrangements shall refer to oral as well as written matters. The specificity of any representation or warranty contained herein shall not be deemed to limit the generality of any other representation or warranty contained herein.

               9.12. No Reliance. No third party is entitled to rely on any of the representations, warranties and agreements contained in this Agreement. Buyer and Seller assume no liability to any third party because of any reliance on the representations, warranties and agreements of Buyer or Seller contained in this Agreement.

               9.13. Specific Performance. The parties hereto agree that irreparable damage would occur if any party shall fail or refuse to consummate the transactions contemplated by this Agreement or if any default under, or breach of, any covenant of this Agreement shall have occurred that results in the failure to consummate the transactions contemplated in this Agreement. Accordingly, the parties hereby agree that, in addition to any other remedy at law or equity, the non-defaulting party shall be entitled to seek an order of specific performance of the consummation of the transactions contemplated in this Agreement. In addition, the non-defaulting party shall be entitled to obtain its costs and expenses, including without limitation, reasonable attorneys' fees, in enforcing its rights under this Section. As a condition to seeking specific performance hereunder, Buyer shall not be required to have tendered the Purchase price but shall be ready, willing, and able to do so.

               9.14. Termination. Time is of the essence of this Agreement. This Agreement may be terminated and the transactions contemplated hereby may be abandoned as follows: (a) at any time before the Closing Date by mutual written agreement of Seller and Buyer; or (b) by Buyer on or after the Closing Date if any of the conditions set forth in Section 7.1 of this Agreement shall not have been fulfilled by the Closing Date; or (c) by Seller on or after the Closing Date if any of the conditions set forth in Article 7.2 of this Agreement shall not have been fulfilled by the Closing Date.

               9.15 Access to Information. Between the date of this Agreement and the Closing Date and upon reasonable prior notice, Seller shall: (a) give Buyer and its authorized representatives reasonable access during normal business hours to the Assets and all books, records, employees, and accountants having knowledge thereof; (b) permit Buyer to make such inspections concerning the business of the Division and the Assets as it may reasonably require; and
(c) cause its officers to furnish Buyer with such financial and operating data and other information with respect to the business of the Division and Assets as Buyer may from time to time reasonably request (the "Information"). All such Information shall be kept confidential by Buyer through and including the Closing Date. In the event that this Agreement is terminated without Closing, Buyer shall promptly return to Seller all Information, without reproduction thereof, and Buyer shall not thereafter use any such Information for any purpose. The term "Information" does not include information which (i) was or becomes generally available to the public other than as a result of a disclosure to Buyer, (ii) was available to Buyer on a non-confidential basis prior to its disclosure to Buyer by the Seller or their respective representatives or agents, or (iii) becomes available to Buyer on a non-confidential basis from a source other than the Seller or its respective representatives or agents.

                            [SIGNATURES APPEAR ON FOLLOWING PAGE]

                                      SIGNATURE PAGE TO ASSET PURCHASE AGREEMENT












                                   Wilshire Technologies, Inc.,
                                   a California corporation


                                   By: /s/ Kevin Mulvihill
                                       -------------------
                                   Title: President and Chief Executive Officer
                                          -------------------------------------


                                   Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand


                                   By: /s/ Steven P. Scibelli, Jr.
                                       ---------------------------
                                       Stephen P. Scibelli, Jr., President

                         INDEX TO SCHEDULES AND EXHIBITS

SCHEDULES:

Schedule 3.3.1 - Covered Products
Schedule 4.3 - No Conflicts
Schedule 4.4 - Seller's Balance Sheet
Schedule 4.5 - No Adverse Changes
Schedule 4.6 - Conduct of Business
Schedule 4.7 - Title to Purchased Assets
Schedule 4.9 - Contracts
Schedule 4.10.1 - Intellectual Property
Schedule 4.10.3 - Intellectual Property Owned by Third Party
Schedule 4.11 - Largest Customers
Schedule 4.12 - Employees
Schedule 4.13.2 - Governmental Licenses, Permits and Approvals
Schedule 6.4 - Buyer's Additional Asset Purchases

EXHIBITS:

Exhibit A - Assets
Exhibit B - Permitted Encumbrances
Exhibit C - Assumed Liabilities
Exhibit D - Restrictive Covenants Agreement

                        SCHEDULE 3.3.1 - COVERED PRODUCTS

                          SCHEDULE 4.3 - NO CONFLICTS.

        The execution, delivery and performance of this Agreement and the consummation of all of the transactions contemplated hereby: do not and will not require the consent, waiver, approval, license, designation or authorization of, or declaration with, any person or public authority, except as set forth below:

                BOARD OF DIRECTORS OF WILSHIRE TECHNOLOGIES INC.

                      SCHEDULE 4.4 - SELLER'S BALANCE SHEET

SCHEDULE 4.4
FOAMEX

----------------
SALE OF ASSETS AND LIABILITIES
      16-MAY-00

ASSETS          FIXED ASSETS                                                   $  77,438.00

                INVENTORY-RAW MATERIAL /WIP/FG
                          105-459                 463,601.39
                          461-R30                 360,643.81     824,245.20

                          MATERIAL COMMITMENTS                   160,109.88

                          RESERVES                             $ (33,951.32)
                                                               ------------
                                                               $ 950,403.76   $  950,403.76
                                                               ------------

                PATENTS                                                           96,133.23

                                                                              -------------
                                                                     ASSETS   $1,123,974.99
                                                                              -------------


LIABILITIES     TRADE PAYABLES                                                  179,083.43


                                                                              ------------
                                                                LIABILITIES     179,083.43

                                                                              ------------
                                                             NET              $ 944,891.56
                                                                              ------------

                        SCHEDULE 4.5 - NO ADVERSE CHANGES

Since November 30, 1999, the Seller maintains that (i) the business of the Division has been conducted only in the ordinary course; (ii) there has been no change in the condition (financial or otherwise), assets, liabilities, business, operations, prospects, or affairs of the Division, other than changes in the ordinary course of business, none of which singly and no combination of which in the aggregate has been materially adverse; and (iii) there has been no damage, destruction or loss or other occurrence or development, whether or not insured against, which either singly or in the aggregate materially adversely affects, and Seller has no knowledge of any threatened occurrence or development which would materially adversely affect, the condition (financial or otherwise), assets, liabilities, business, operations, prospects or affairs of the Division.

                       SCHEDULE 4.6 - CONDUCT OF BUSINESS.

Since November 30, 1999, the Division has not: (i) created or incurred any liability (absolute, accrued, contingent or otherwise) of the Division except unsecured current liabilities incurred in the ordinary course of business consistent with past practice; (ii) mortgaged, pledged or subjected to any lien or otherwise encumbered any of the Assets, (iii) entered into any settlement, compromise or consent with respect to any claim, proceeding or investigation against the Division; (iv) made or become a party to, or become bound by, any contract, lease, license or commitment affecting the Division or renewed, extended, amended, modified or terminated any contract, lease, license or commitment affecting the Division which in any one case involved an amount in excess of $10,000 (or in the aggregate an amount in excess of $25,000); (v) made or announced any change in the terms, including but not limited to price, of the sale of the Division's Products; (vi) paid any legal expenses of the Division not in the ordinary course of business; or (vii) entered into any contract or commitment to do any of the foregoing.

                    SCHEDULE 4.7 - TITLE TO PURCHASED ASSETS.

        Seller has, and on the Closing Date will convey to Buyer, valid title to all of the Assets, free and clear of all Encumbrances, except Permitted Encumbrances. To Seller's knowledge, no instrument, easement, license or grant of record, applicable zoning or building law, ordinance or administrative regulation or other impediment of any kind prohibits or interferes with, limits or impairs, or would, if not permitted by any prior nonconforming use, prohibit or interfere with or limit or impair, the use, operation, maintenance of, or access to, the Assets. The Assets are sufficient and adequate to carry on the business of the Division as now conducted.

                            SCHEDULE 4.9 - CONTRACTS

               Except as disclosed below to this Agreement, the Seller (in a manner which would bind the purchaser of the Division and/or the Assets), the Division or the Assets are not parties to, is not a party to or bound by or in any way subject to any oral or written contracts, obligations or commitments, including without limitation any:

                      4.9.1. contract, commitment or arrangement involving in any one case, $10,000 or more;

    - EXCLUSIVE PRODUCT SUPPLY AGREEMENT DATED JULY 28, 1998 BETWEEN THE COMPANY AND TIME RELEASE SCIENCES, INC.

    -   SPECIAL CUSTOMER PRICING AGREEMENTS LISTED ON EXHIBIT E.

                      4.9.2. contract, commitment or arrangement relating to new products;

                                      NONE.

4.9.3. contract, commitment or arrangement relating to the sale or rental of customer or mailing lists;

                                      NONE.

4.9.4. contract with a term of, or requiring performance, more than three (3) months from its date;

                                      NONE.

                      4.9.5. commitment, contract or undertaking which is not terminable upon notice of thirty (30) days or less without penalty, cost or liability to Seller or, after the Closing Date to the Buyer;

    - ADDENDUM AGREEMENT DATED JULY 26, 1996 TO THE MANUFACTURING AND SUPPLY AGREEMENT DATED APRIL 11, 1996 BETWEEN ADVANCED BARRIER TECHNOLOGIES, INC. AND THE COMPANY

    - SALES REPRESENTATIVE AGREEMENT DATED DECEMBER 1, 1998 BETWEEN THE COMPANY AND EASTERN SCIENTIFIC, INC.

    - SALES REPRESENTATIVE AGREEMENT DATED FEBRUARY 9, 2000 BETWEEN THE COMPANY AND PTI TECHNICAL SALES

    - SALES REPRESENTATIVE AGREEMENT DATED JUNE 1, 1998 BETWEEN THE COMPANY AND EXXUSTECH, INC.

    - SALES REPRESENTATIVE AGREEMENT DATED DECEMBER 1, 1998 BETWEEN THE COMPANY AND YARBOUGH SOUTHWEST.

    - EXCLUSIVE PRODUCT SUPPLY AGREEMENT DATED JULY 28, 1998 BETWEEN THE COMPANY AND TIME RELEASE SCIENCES, INC.

                      4.9.6. lease or lease purchase agreement, mortgage, conditional sale or title retention agreement, indenture, security agreement, credit agreement, pledge or option with respect to any interest in any property, real or personal (tangible or intangible), in any capacity;

    - ALL ASSETS SECURED BY TRILON DOMINION PARTNERS, LLC TO BE RELEASED ON CLOSING

4.9.7. commitment, contract or undertaking for the purchase or use of services, materials, supplies, inventory, machinery or equipment;

    - ADDENDUM AGREEMENT DATED JULY 26, 1996 TO THE MANUFACTURING AND SUPPLY AGREEMENT DATED APRIL 11, 1996 BETWEEN ADVANCED BARRIER TECHNOLOGIES, INC. AND THE COMPANY.

    - EXCLUSIVE PRODUCT SUPPLY AGREEMENT DATED JULY 28, 1998 BETWEEN THE COMPANY AND TIME RELEASE SCIENCES, INC.

                      4.9.8. commitment, contract or undertaking for the sale or use (other than sales of inventory in the ordinary course of business) of Seller's products;

NONE. WILSHIRE TO RETAIN ALL EMPLOYMENT OBLIGATIONS SUBJECT TO BUYER'S AGREEMENT TO SHARE EXPENSE UNDER THE ONGOING AGREEMENT.

                      4.9.9. employment contract;

NONE. WILSHIRE TO RETAIN ALL EMPLOYMENT OBLIGATIONS SUBJECT TO BUYER'S AGREEMENT TO SHARE EXPENSE UNDER THE ONGOING AGREEMENT.

                      4.9.10. contract or agreement with any labor union or other collective bargaining group;

NONE. WILSHIRE TO RETAIN ALL EMPLOYMENT OBLIGATIONS SUBJECT TO BUYER'S AGREEMENT TO SHARE EXPENSE UNDER THE ONGOING AGREEMENT.

                      4.9.11. bonus, pension, savings, welfare, profit sharing, stock option, retirement, commission, executive compensation, hospitalization, insurance or similar plan providing for employee benefits;

NONE. WILSHIRE TO RETAIN ALL EMPLOYMENT OBLIGATIONS SUBJECT TO BUYER'S AGREEMENT TO SHARE EXPENSE UNDER THE ONGOING AGREEMENT.

                      4.9.12. note, loan, credit or financing agreement or other contract for money borrowed, and all related security agreements and collateral documents, including any agreement for any commitment for future loans, credit or financing;

                                      NONE.

                      4.9.13. guarantee;

                                      NONE.

                      4.9.14. contract or understanding regarding any capital expenditures;

    - ANY PURCHASE ORDERS RELATING TO THE CONSTRUCTION OF THE NEW MANUAL SWAB MACHINE THAT HAVE NOT BEEN CLOSED BY THE CLOSE DATE.

4.9.15. agency (sales or otherwise), distribution, brokerage (including, without limitation, any brokerage or finder's agreement or arrangement with respect to any of the transactions contemplated by this Agreement) or advertising agreement;

                                      NONE.

4.9.16. contract with investment bankers, accountants, attorneys, consultants or other independent contractors;

                                      NONE.

4.9.17. contract with any director or officer of Seller or any Affiliate of such person;

                                      NONE.

4.9.18. contract, commitment or arrangement which would restrain the Buyer or any Affiliate of the Buyer from engaging or competing in any business or to maintain the confidentiality of any matter;

    - SETTLEMENT AGREEMENT, MUTUAL RELEASE, AND INJUNCTION, DATED JULY 31, 1997, BETWEEN POWELL PRODUCTS, INC. AND THE REGISTRANT.

                      4.9.19. license, permit, franchise or royalty agreement;

                                      NONE.

4.9.20.  any agreement concerning a partnership or joint venture.

                    SCHEDULE 4.10.1 - INTELLECTUAL PROPERTY.

PATENTS & TRADEMARKS

PATENT                              COUNTRY              REG. NO.              REG. DATE

HYDROPHILIC FOAM ARTICLE AND        USA                  5,460,655             10/24/95
SURFACE-CLEANING METHOD FOR CLEAN
ROOM

HYDROPHILIC FOAM ARTICLE AND        USA                  6,004,640             12/21/99
SURFACE-CLEANING METHOD FOR
CLEANROOM

ABRASIVE ARTICLE AND METHOD FOR     USA                  6,004,363             12/21/99
MAKING THE SAME


TRADEMARK         COUNTRY           REG. NO.          REG. DATE         RENEWAL DATE

POLYCLEAN         USA               1896267           5/30/95           5/30/05

ULTRASORB         USA               1804523           11/16/93          11/16/03
ULTRASORB         GERMANY           2066144           05/30/94          01/28/03
ULTRASORB         JAPAN             3188337           08/30/96          08/30/06
ULTRASORB         MALAS             93/00481          01/29/93          01/29/00

ULTRASOLV         USA               2205519           11/24/98          11/24/08
ULTRASOLV         KORSO             435157            12/23/98          12/23/08
ULTRASOLV         THALN             KOR85474          09/24/97          09/23/07
ULTRASOLV         TAIWN             829274            11/30/98          11/30/08

ULTRASOLV         JAPAN             PENDING REVIEW AND APPROVAL
ULTRASOLV         MALAS             PENDING REVIEW AND APPROVAL
ULTRASOLV         SINGP             PENDING REVIEW AND APPROVAL

                 SCHEDULE 4.10.3 - INTELLECTUAL PROPERTY OWNED BY THIRD PARTY

                                      NONE

                        SCHEDULE 4.11 - LARGEST CUSTOMERS

                SCHEDULE 4.13.2 - GOVERNMENTAL LICENSES, PERMITS AND APPROVALS

4.13.2 Except as set forth below, Seller has all governmental licenses, permits, approvals or other authorizations required for the conduct of the Division's business as now conducted. There is no action pending or, to the knowledge of Seller or its Chief Executive Officer and Chief Financial Officer, threatened to terminate rights under any such governmental licenses, permits or authorizations.

                                      NONE

                      SCHEDULE 6.4 - BUYER'S ADDITIONAL ASSET PURCHASES

                               EXHIBIT A - ASSETS

                      EXHIBIT A TO ASSET PURCHASE AGREEMENT
                                 LIST OF ASSETS

ASSETS

Swab Equipment                                     See attached Schedule A to Exhibit A
                                                   for detail

Inventory                 Raw Material, WIP, FG    See attached Schedule F to Exhibit A
                                                   for detail

                          Material Commitments     See attached Schedule F to Exhibit A
                                                   for detail

                          Inventory Reserves       See attached Schedule F to Exhibit A
                                                   for detail

Intellectual Property/                             See Schedule 4.10.1 for detail
Patents/Trademarks

Other Items/Rights:

1. All customer and other records and materials of or related to the Division.

2. Contracts - see Schedule G to Exhibit C.

NOTES:

1) Swab equipment and Patents and trademarks to be transferred at net book value on date of close.

2) Material Commitments represent non-cancelable open POs at date of close.

                              SCHEDULE G, EXHIBIT C

                                    CONTRACTS

- EXCLUSIVE PRODUCT SUPPLY AGREEMENT DATED JULY 28, 1998 BETWEEN THE COMPANY AND TIME RELEASE SCIENCES, INC.

- Sales Representative Agreement dated December 1, 1998 between the Company and Eastern Scientific, Inc.

- Sales Representative Agreement dated February 9, 2000 between the Company and PTI Technical Sales

- Sales Representative Agreement dated June 1, 1998 between the Company and Exxustech, Inc.

- Sales Representative Agreement dated December 1, 1998 between the Company and Yarbough Southwest

                       EXHIBIT B - PERMITTED ENCUMBRANCES

                                      NONE

                                    EXHIBIT C

                           LIST OF ASSUMED LIABILITIES

LIABILITIES

Trade Accounts Payable and Accrued                 See attached Schedule C to Exhibit C
Liabilities to be Assumed                          for detail

Contracts                                          See attached Schedule G to Exhibit C
                                                   for detail

                  EXHIBIT D - RESTRICTIVE CONVENANTS AGREEMENT

                         RESTRICTIVE COVENANTS AGREEMENT

        THIS RESTRICTIVE COVENANTS AGREEMENT (the or this "Agreement") is made as of May 17, 2000 (the "Agreement"), by and between __________, an individual residing at _______________, California (the "Individual") and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand (the "Company").

                                    RECITALS

        A. Pursuant to an Asset Purchase Agreement dated as of April 26, 2000 (the "Asset Purchase Agreement"), by and among Wilshire Technologies, Inc. ("Wilshire"), a California corporation and the Company, Wilshire agreed to sell, and the Company agreed to purchase, substantially all of the assets (the "Assets") of Wilshire's Contamination Control Division (the "Division").

        B. The Individual is a party to an employment agreement with Wilshire, which contains certain non-compete, non-solicitation and confidentiality restrictive covenants in favor of Wilshire (the "Wilshire Restrictive Covenants"), which benefit Wilshire's business, including, without limitation, the business conducted by the Division.

        C. Pursuant to the Asset Purchase Agreement, the Company and Wilshire have entered into that certain Employees and Facilities Agreement dated May 17, 2000 (the "Ongoing Agreement") pursuant to which the Individual will, as an employee of Wilshire, render services to and/or for the benefit of the Company through the term of the Ongoing Agreement.

        D. The Individual has, prior to the date of this Agreement, and/or will have, during the term of the Ongoing Agreement, significant and close contact with confidential information of the Division and the Division's customers and employees and confidential information of the Company and the Company's customers and employees.

        E. The Individual has derived and/or will derive, directly or indirectly, certain benefits in connection with the purchase and sale of the Assets as specified in the Asset Purchase Agreement and/or with the Ongoing Agreement;

        F. In order to induce the Company to enter into and to consummate the transactions contemplated by the Asset Purchase Agreement and the Ongoing Agreement, the Individual has agreed to enter into this Agreement to confirm, acknowledge, and agree that and to specify the terms pursuant to which the Company shall have the benefit of those Wilshire Restrictive Covenants, which benefit the Division, upon the Company's purchase of the Assets of the Division.

                                    AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      Term.

        The term the "Term" as used in this Agreement shall mean the time period commencing on May 17, 2000 and ending on the earlier to occur of November 30, 2000 or the date of the termination of the Individual's employment with Wilshire. The Individual's employment with Wilshire shall not be deemed to be terminated in the event that he or she thereafter provides services to Wilshire as an independent contractor, a consultant or otherwise.

2       Restrictive Covenants.

        2.1 The Individual acknowledges that: (i) he or she has had, and will continue to have during the term of the Ongoing Agreement, significant involvement in the administration, development and growth of the Division's business; (ii) his or her work for the Division has brought him or her, and will continue to bring him or her during the term of the Ongoing Agreement, into close contact with confidential information of the Division and its customers and employees and/or the Company and its customers and employees; and (iii) the agreements and covenants contained in this Section 2 are essential to protect the business interests of the Division and the Company. Accordingly, the Individual covenants and agrees as follows:

               2.1.a Except as otherwise provided for in this Agreement, during the Term, the Individual shall not, directly or indirectly, within any state, province or other political subdivision of the United States or any other country in which the Division is conducting business, compete with respect to any services or products of the Division which are either offered or are being developed by the Division or the Company (the "Division's Business"), or, without limiting the generality of the foregoing, be or become, or agree to be or become, interested in or associated with, in any capacity (whether as partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise), any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with the Division's Business; provided, however, that Individual may own, solely as an investment, not more than one (1%) percent of any class of securities of any publicly owned corporation.

               2.1.b During the Term, the Individual shall not, directly or indirectly: (i) induce or attempt to influence any employee of the Company who shall have been employed in connection with the Division during the Term to leave its employ; (ii) aid or agree to aid any competitor, customer or suppliers of the Division in any attempt to hire any person who shall have been employed by the Company in connection with the Division during the Term; or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Division during any portion of said period to transact business with a competitor of the Division.

               2.1.c During the Term and thereafter, Individual shall not disclose to anyone any information about the affairs of the Division or the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Division or the Company or is not generally known in the relevant trade, nor shall Individual make use of any such information for his or her own benefit.

        2.2 Individual acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section 2.1 (the "Restrictive Covenants"), the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

        2.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

        2.4 The parties hereto intend to and hereby confer jurisdiction to enforce the provisions of this Agreement upon the state and federal courts of the State of California.

3.      Miscellaneous.

        3.1 The Company shall have the right to assign this Agreement to any successor of substantially all of its or the Division's business or assets.

               3.2 EACH NOTICE AND OTHER COMMUNICATION REQUIRED OR PERMITTED TO BE GIVEN UNDER THIS AGREEMENT ("NOTICE") MUST BE IN WRITING. NOTICE IS DULY GIVEN TO ANOTHER PARTY UPON: (i) HAND DELIVERY TO THE OTHER PARTY; (ii) RECEIPT BY THE OTHER PARTY WHEN SENT BY FACSIMILE TO THE ADDRESS AND NUMBER FOR SUCH PARTY SET FORTH BELOW (PROVIDED, HOWEVER, THAT THE NOTICE IS NOT EFFECTIVE UNLESS A DUPLICATE COPY OF THE FACSIMILE NOTICE IS PROMPTLY GIVEN BY ONE OF THE OTHER METHODS PERMITTED UNDER THIS PARAGRAPH); OR (iii) THE SECOND BUSINESS DAY AFTER THE NOTICE HAS BEEN DEPOSITED WITH A REPUTABLE OVERNIGHT DELIVERY SERVICE, POSTAGE PREPAID, ADDRESSED TO THE PARTY AS SET FORTH BELOW WITH AT LEAST SECOND-BUSINESS-DAY DELIVERY GUARANTEED, PROVIDED THAT THE SENDING PARTY RECEIVES A CONFIRMATION OF DELIVERY FROM THE DELIVERY-SERVICE-PROVIDER.

If to the Company:           Foamex Asia Co., Ltd.

                             175 Sathorn City Tower
                             20th Floor
                             South Sathorn Road
                             Thungmahamek, Sathorn
                             Bangkok, Thailand  10120
                             Attention:  Stephen P. Scibelli, Jr., President

If to the Individual:


        3.3 This Agreement may not be changed, amended, terminated or superseded except by an agreement in writing, nor may any of the provisions hereof be waived except by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

        3.4 Except as otherwise provided herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving any effect to the principles of conflicts of laws.

        3.5 All descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        3.6 If any provision of this Agreement, or part thereof, is held to be unenforceable, the remainder of this Agreement or provision, as the case may be, shall nevertheless remain in full force and effect.

        3.7 Each of the parties hereto shall at any time and from time to time hereafter, upon the reasonable request of the other, take such further action and execute, acknowledge and deliver all such instruments of further assurance as may be necessary to carry out the provisions of this Agreement.

        3.8 The parties hereto hereby acknowledge that this agreement is not an employment agreement and does not confer any employment rights on the Individual.

        3.9 Wilshire has caused this Agreement to be duly executed for the sole purpose of acknowledging that the Agreement does not conflict with Individual's rights or obligations under his or her employment agreement with Wilshire and that Wilshire consents to this Agreement.

        3.10 The term the "Division" shall for all purposes herein be deemed to include and also refer to: (i) the Division, as and when operated by Wilshire; and (ii) the Company's operation of the business of the Division following the Company's purchase of the Assets of the Division. Further, the Division shall for all purposes be deemed to continue in existence, without interruption, upon and following Wilshire's sale and the Company's purchase of the Assets of the Division.

                               SIGNATURE PAGE TO RESTRICTIVE COVENANTS AGREEMENT

        IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date herein above written.

                                    Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand


                                    By:
                                       -----------------------------------------
                                          Stephen P. Scibelli, Jr., President



                                    Individual:                           (SEAL)
                                               ---------------------------


                                    Wilshire Technologies, Inc., a California corporation


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------

                                  BILL OF SALE

        THIS BILL OF SALE, made as of May 19, 2000, by WILSHIRE TECHNOLOGIES, INC., a California corporation ("Seller") provides:

RECITALS:

        Seller has entered into an Asset Agreement dated April 26, 2000 (the "Agreement") pursuant to which Seller has agreed to sell certain Assets to FOAMEX ASIA CO., LTD., a limited company organized and existing under the laws of the Kingdom of Thailand ("Buyer"), and Buyer has agreed to purchase from Seller such Assets. Pursuant to the terms and conditions of the Agreement, Seller has caused this Bill of Sale to be executed to make a formal conveyance of the tangible Assets of Seller, contemplated by the Agreement, to Buyer. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the respective meanings given to them in the Agreement.

        NOW, THEREFORE, for and in consideration of certain future payments based on Buyer's sales of Covered Products and the assumption by Buyer of the Assumed Liabilities and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, transfers, assigns, delivers and conveys to Buyer all of Seller's right, title and interest in and good and marketable title, free and clear of all liabilities, security interests, liens (including tax liens), mortgages, encumbrances, claims and rights of others of any kind whatsoever, to the tangible Assets of Seller, contemplated by the Agreement, including, without limitation, those tangible Assets listed on Schedule 1 hereto (the "Tangible Assets").

        Seller agrees to execute and deliver, or cause to be executed and delivered, and to do or make, or cause to be done or made, any and all instruments, papers, acts or things, supplemental, confirmatory or otherwise, as reasonably may be required by Buyer for the purposes of perfecting and completing the sale, transfer and conveyance to Buyer of the Tangible Assets. Seller further agrees to warrant and defend Buyer's title to the Tangible Assets against the lawful claims and demands of all persons.

        IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed and delivered in a manner sufficient to bind it, as of the day and year first above written.

                              WILSHIRE TECHNOLOGIES, INC.

                              By: /s/ Kevin Mulvihill
                                  ------------------------------------
                              Title: President and CEO
                                    ----------------------------------

                              WILSHIRE TECHNOLOGIES

                          SCHEDULE 1 - TANGIBLE ASSETS

                           SCHEDULE 1 TO BILL OF SALE

                                 LIST OF ASSETS

1.      CAPITAL ASSETS OF THE WILSHIRE CONTAMINATION CONTROL DIVISION,
        INCLUDING:

        a.     MANUAL SWAB MACHINE

               Gem Tool                32 up trim die, mold foam and trim
                                       Pallets
                                       Rework cutter for press (larger cylinder)
                                       Filter Regulator Lubricator

               Varsane                 Modifications
                                       Injection Molding Die (at CNC)

        b.     HEAT SEALER FOR SWAB MACHINE

               Vertrod Corp.           Model 14pc-3/16 Heat Sealer
                                       Packaging & Freight

        c.     AUTOMATIC SWAB MACHINE

               Franklin Automation     Automated Swab Machine

               Gem Tool                Cutters & Brackets
                                       Knife & Foam Stripper
                                       Foam Guides
                                       Wire Harness plus 4" heater

        d.     CONSTRUCTION IN PROGRESS:

               Manual Swab Machine

2. INVENTORY OF THE WILSHIRE CONTAMINATION CONTROL DIVISION, INCLUDING, WITHOUT LIMITATION:

        all Inventory related to the manufacture and production of Wilshire Contamination Control Products including all Raw Materials, Work in Process, Material Commitments for Open PO's and Finished Goods. See Schedule F, incorporated herein by reference, for further detail.

3. INTELLECTUAL PROPERTY OF THE WILSHIRE CONTAMINATION CONTROL DIVISION, INCLUDING, WITHOUT LIMITATION, THE FOLLOWING PATENTS, TRADEMARKS AND
        TRADENAMES:

                   PATENTS                         COUNTRY        REG. NO.         REG. DATE
                   -------                         -------        --------         ---------
HYDROPHILIC FOAM ARTICLE AND                         USA          5,460,655        10/24/95
SURFACE-CLEANING METHOD FOR
CLEAN ROOM


HYDROPHILIC FOAM ARTICLE AND                         USA          6,004,640        12/21/99
SURFACE-CLEANING METHOD FOR
CLEANROOM

ABRASIVE ARTICLE AND METHOD                          USA          6,004,363        12/21/99
FOR MAKING THE SAME

      TRADEMARK            COUNTRY          REG. NO.         REG. DATE           RENEWAL DATE
      ---------            -------          --------         ---------           ------------
      POLYCLEAN              USA            1896267           05/30/95             05/30/05

      ULTRASORB              USA            1804523           11/16/93             11/16/03

      ULTRASORB            GERMANY          2066144           05/30/94             01/28/03

      ULTRASORB             JAPAN           3188337           08/30/96             08/30/06

      ULTRASORB             MALAS           93/00481          01/29/93             01/29/00

      ULTRASOLV              USA            2205519           11/24/98             11/24/08

      ULTRASOLV             KORSO            435157           12/23/98             12/23/08

      ULTRASOLV             THALN           KOR85474          09/24/97             09/23/07

      ULTRASOLV             TAIWN            829274           11/30/98             11/30/08

      ULTRASOLV             JAPAN       PENDING REVIEW AND APPROVAL

      ULTRASOLV             MALAS       PENDING REVIEW AND APPROVAL

      ULTRASOLV             SINGP       PENDING REVIEW AND APPROVAL

                                    TRADENAME

  WILSHIRE CONTAMINATION CONTROL

4.      OTHER ASSETS OF THE WILSHIRE CONTAMINATION CONTROL DIVISION:

        a.     CONTRACTS:

               - Exclusive Product Supply Agreement dated July 28, 1998 between the Company and Time Release Sciences, Inc.

               - Sales Representative Agreement dated December 1, 1998 between the Company and Eastern Scientific, Inc.

               - Sales Representative Agreement dated February 9, 2000 between the Company and PTI Technical Sales

               - Sales Representative Agreement dated June 1, 1998 between the Company and Exxustech, Inc.

               - Sales Representative Agreement dated December 1, 1998 between the Company and Yarbough Southwest

        b.     ALL CUSTOMER AND OTHER BUSINESS RECORDS OF THE DIVISION.

                      [REPLACE WITH SCHEDULE F, EXHIBIT A]

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is dated as of this 19th day of May, 2000, and is by and between WILSHIRE TECHNOLOGIES, INC., a California corporation ("Seller"), and FOAMEX ASIA CO., LTD., a limited company organized and existing under the laws of the Kingdom of Thailand ("Buyer").

RECITALS:

        Seller and Buyer have entered into an Asset Purchase Agreement (the "Agreement"), dated as of April 26, 2000. Pursuant to the Agreement by and between Seller and Buyer, Seller has agreed to assign to Buyer all of the Seller's right, title and interest in and to the Assets, and Buyer has agreed to
(a) make certain future payments to Seller based upon Buyer's sale of Covered Products and (b) assume the Assumed Liabilities in accordance herewith. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the respective meanings given to them in the Agreement.

        NOW, THEREFORE, in consideration of the foregoing and other fair and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Seller hereby assigns, transfers and conveys unto Buyer all of Seller's right, title and interest in and good and marketable title, free and clear of all liabilities, security interests, liens (including tax liens), mortgages, claims and rights of others of any kind whatsoever, in the intangible Assets of Seller, contemplated by the Agreement, including, without limitation, all of Seller's right, title and interest in and to any such contracts, agreements, leases and/or purchase orders included within the Assets and excepting the Intellectual Property (the "Intangible Assets"), and

        2.     Buyer hereby assumes the Assumed Liabilities.

3. SELLER AGREES TO EXECUTE AND DELIVER, OR CAUSE TO BE EXECUTED AND DELIVERED, AND TO DO OR MAKE, OR CAUSE TO BE DONE OR MADE, ANY AND ALL INSTRUMENTS, PAPERS, ACTS OR THINGS, SUPPLEMENTAL, CONFIRMATORY OR OTHERWISE, AS REASONABLY MAY BE REQUIRED BY BUYER FOR THE PURPOSES OF PERFECTING AND COMPLETING THE SALE, TRANSFER AND CONVEYANCE TO BUYER OF THE INTANGIBLE ASSETS. SELLER FURTHER AGREES TO WARRANT AND DEFEND BUYER'S TITLE TO THE INTANGIBLE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS.

        IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed as of the day and year above written.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                           SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT




                                    WILSHIRE TECHNOLOGIES, INC., a California corporation

                                    By: /s/ Kevin Mulvihill
                                        ----------------------------
                                    Title: President and CEO

      FOAMEX ASIA CO., LTD., a limited company organized and existing under the laws of the Kingdom of Thailand


                                    By: /s/ Stephen P. Scibelli, Jr.
                                        -----------------------------
                                        Stephen P. Scibelli, Jr., President

                       ASSIGNMENT OF INTELLECTUAL PROPERTY

        Pursuant to the Asset Purchase Agreement executed between the parties concurrently herewith ("Purchase Agreement"), in exchange for the covenants exchanged therein and for other good and valuable consideration, the receipt and sufficiency of which each party acknowledges, Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand ("Foamex" or "Assignee"), and Wilshire Technologies, Inc., a California corporation ("Assignor"), do hereby agree and covenant as follows as of this 19th date of May, 2000 ("Effective Date"):

1. Assigned Subject Matter. The subject matter of this Assignment consists of: the works of authorship, work product, test data, inventions, discoveries, processes, methods, techniques, improvements, programs, ideas, concepts, confidential information, or other creative works or know how of any type held by, used in connection with or relating to the business of Assignor's Wilshire Communications Control Division, (in all forms and manifestations, whether or not reduced to practice, and whether or not otherwise patentable); all associated patent, copyright, trademark, service mark, trade name, trade secret and other intellectual property rights therein; all associated letters patent, patent applications, divisionals, continuations, continuations-in-part, re-examinations, re-issues, improvement patents, and foreign counterparts thereof; all associated copyright applications and registrations; all associated trademark and service mark applications and registrations, and all goodwill associated with the business of any of the foregoing; all trade secrets and confidential information associated therewith; all causes of action and rights of recovery of any type associated with or arising from any of the foregoing; and all licenses and rights thereunder arising from or relating to the Assigned Subject Matter (collectively, "Assigned Subject Matter"). The Assigned Subject Matter includes but is not necessarily limited to the intellectual property interests, registrations and applications for registration listed in Exhibit A hereto. Notwithstanding the foregoing, the Assignment Subject Matter does not include Class 1, Class 10 and Class 100 Cleaning Systems for the following polyurethane products: (i) UltraSOLV; (ii) UltraSORB; and (iii) CleanWIPE. (collectively, "Excluded Subject Matter"), all right, title and interest in which shall remain owned by Assignor, subject to the license granted in Paragraph 5 below.

        2. Warranties and Representations of Assignor. Assignor represents and warrants that, except as is expressly stated to the contrary in Exhibit A:

               a) the Assigned Subject Matter constitutes and comprises all intellectual property interests of any type used by or necessary for or dedicated for use in the business of Assignor's Wilshire Contamination Control Division as of immediately prior to the execution of this

        Agreement, and that nothing in the execution of this Agreement or the assignment effectuated thereby shall terminate, limit, impair or alter the ability of Assignee to use and exploit the Assigned Subject Matter as Assignor has been entitled to use and exploit the Assigned Subject Matter;

               b) it owns all right, title and interest, including all intellectual property interests, in and to the Assigned Subject Matter (including but not limited to the items listed in Exhibit A), free and clear of any third-party claims, joint ownership interests, liens, judgments, security interests, or other encumbrances, except as is noted to the contrary in Exhibit A pursuant to Section 2(k);

               c) except as is stated to the contrary in Exhibit A pursuant to
        Section 2(k), the Assigned Subject Matter was created entirely by persons who either: (1) at the time of creation, were the employees of Assignor acting within the scope of their employment or; (2) have executed valid and enforceable assignments to Assignor of all right, title and interest, including all intellectual property interests, in their work product comprising the Assigned Subject Matter;

               d) it did not create the Assigned Subject Matter, in whole or in part, pursuant to any "work for hire" or similar agreement with another, or any agreement, arrangement or commitment, written or oral, to assign, transfer, convey or license the Assigned Subject Matter;

               e) it has not assigned, transferred or pledged any interest in the Assigned Subject Matter to any other;

               f) it has not licensed or authorized any other, excepting only those persons and entities identified in Exhibit A as "Licensees," to possess, use or exploit in any manner any of the Assigned Subject Matter, and no third party other than the Licensees identified in Exhibit A possesses, is using or exploiting in any manner any of the Assigned Subject Matter;

               g) it has taken reasonable precautions to prevent the unauthorized use or disclosure to third parties of trade secrets and confidential information comprising the Assigned Subject Matter, and to the best of its knowledge no third party is using or has possession of trade secrets or confidential information comprising the Assigned Subject Matter;

               h) any patents or registrations, or applications for same made with respect to the Assigned Subject Matter are true and accurate and (with respect to issued patents and registrations), to the best of Assignor's knowledge, are valid, subsisting and enforceable;

               i) the manufacture, use, sale, reproduction, modification, distribution, display or other exploitation of the Assigned Subject Matter by Assignee or its successors, assigns or licensees shall not infringe, misappropriate, dilute, violate or impair the patent, copyright, trademark, trade secret, rights of publicity or privacy or other legal rights of any third party;

               j) to the knowledge of Assignor and its directors and officers, no third party is infringing or otherwise using without its authorization the Assigned Subject Matter or any associated intellectual property interest;

               k) to whatever extent the Assigned Subject Matter includes or is derived from third-party subject matter, (i) such third-party subject matter, the owner(s) of rights in such subject matter, and the license of other authorization for use are identified with specificity as "Third Party Content and Rights" in Exhibit A, (ii) Assignor has valid, enforceable and fully transferable perpetual licenses to use, in all manners, as if it were the owner, any such third-party material comprising the Assigned Subject Matter, (iii) Assignor is not in breach or default of such licenses; (iv) it properly conveys those licenses or rights to Assignee; and (v) it has obtained all necessary licensees, releases (whether right of publicity, right of privacy, performance right or otherwise) necessary for Assignee, its assigns and authorized users to make unrestricted use and exploitation of the Assigned Subject Matter; and

               l) the Assigned Subject Matter is not the subject of any judgment, lien, administrative action, agreement, pending actions, demand or other challenge that does or may affect the ownership, validity or enforceability of rights in the Assigned Subject Matter, affect the nature, scope or extent of rights in the Assigned Subject Matter, or subject the possession or use of the Assigned Subject Matter to any license fee or other obligation, and Assignor knows of no threat of or basis for any such action demand or challenge.

        3. Assignment. The Assigned Subject Matter shall be the sole and exclusive property of Assignee. Assignor hereby assigns and agrees to assign to Assignee all right, title and interest in and to all Assigned Subject Matter, including all associated patent, copyright, trade secret and other intellectual property rights, therein, and including further without limitation the interests listed in Exhibit A. To whatever extent moral rights, rights of publicity or other intellectual property rights in the Assigned Subject Matter are, by their nature, incapable of assignment, Assignor hereby irrevocably waives, surrenders and forfeits all such rights Assignor may hold in any Assigned Subject Matter. Assignor agrees to execute additional assignments and documents and take such additional steps as Assignee may reasonably request in order to convey, transfer, assign, register, record in the name of Assignee or waive Assignor's interests in Assigned Subject Matter and all intellectual property interests therein. Assignor agrees to provide Assignee or its assigns and successors with reasonable nonmonetary assistance in the enforcement or defense of its rights in the Assigned Subject Matter.

        4. Power of Attorney. In the event that, after reasonably diligent efforts, Assignee has not secured Assignor's signature on any document needed to accomplish any of the purposes set forth in Section 3 above, Assignor hereby appoints any and all officers of Assignee as his/her or his attorney-in-fact for the sole purpose of doing any of the acts of Assignor called for by Section 3 above

        5. License of Excluded Subject Matter. Assignor grants to Assignee a fully paid-up, royalty-free, nonexclusive license in perpetuity to use and exploit the Excluded Subject Matter, and to authorize others to do so, in all manners as if it were the owner of all right, title, and interest in and to the Excluded Subject Matter. Assignor makes all warranties and representations in Paragraph 2 with respect to the Excluded Subject Matter as with respect to the Assigned Subject Matter, except that any warranty concerning the power and right to assign shall, with respect to the Excluded Subject Matter, constitute a warranty of the power and right to license. Further, Assignor shall deliver the Excluded Subject Matter to Assignee as provided for with respect to the Assigned Subject Matter in Paragraph 6, and shall indemnify Assignee with respect to the Excluded Subject matter as provided for with respect to the Assigned Subject Matter in Paragraph 9.

        6. Delivery. Within seventy-two (72) hours of the execution of this Assignment, Assignor shall deliver to Assignee or its designee all documents and things in his possession, custody or control constituting, comprising, referring to or relating to the Assigned Subject Matter and associated intellectual property interests.

        7. Beneficiaries. This Agreement shall inure to the benefit of the parties and their heirs, successors, assigns, insurers and reinsurers.

        8. Covenant Not to Use or Infringe. Assignor agrees that it shall not contest or challenge Assignee's sole ownership or and rights in the Assigned Subject Matter, that it shall not infringe or misappropriate Assignee's rights in the Assigned Subject Matter, and that it shall not take any action inconsistent with Assignee's sole ownership of or rights in the Assigned Subject Matter. Assignor agrees not to publish or disclose to any third party without Assignee's express prior written consent any portion of the Assigned Subject Matter that may constitute a trade secret or confidential information (including but not limited to the subject matter of any yet-to-be issued patents).

        9. Indemnity. Assignor shall indemnify Assignee and hold it harmless against all claims, causes of action, liability, judgment, damages, fines or expenses (including reasonable attorneys fees) suffered by Assignee, or is successors, assigns, affiliates, representatives, officers, employees or agents, in connection with an actual or threatened third-party claim arising from: (i) a breach by Assignor of any of its warranties or representations in this Assignment Agreement; or (ii) claims that the Assigned Subject Matter or the exploitation thereof infringes, misappropriates or otherwise violates the intellectual property or contractual rights of such third party.

        10. General Terms. This Agreement constitutes the entire agreement between the parties with respect to its subject matter, and this Agreement supersedes all prior agreements and understandings relating to the subject matter of this Agreement. This Agreement can be modified only by a written instrument signed by both parties. In the event any provision of this Agreement or portion thereof is finally determined by a court of competent jurisdiction to be void, unenforceable, invalid or otherwise contrary to law or equity, the parties agree to reform

(or as necessary, authorize such tribunal to reform) this Agreement to the extent necessary to cure (of, if necessary, delete) such offending term, or portion thereof, and that the remainder of this Agreement that can be given effect without the benefit of such term shall be given effect. This Agreement shall be governed and construed in accordance with the substantive law of the State of California, without regard to its conflict of law rules. Terms of this Agreement that, by their nature, survive the termination of this Agreement, shall so survive.

             SIGNATURE PAGE TO ASSIGNMENT OF INTELLECTUAL AGREEMENT

IN WITNESS WHEREOF, the parties so agree.

                                        ASSIGNOR:  WILSHIRE TECHNOLOGIES, INC.


                                        By: /s/ Kevin Mulvihill
                                            -----------------------
                                        Title: President and CEO
                                               --------------------
Acknowledgment

STATE OF _____________       )
CITY/COUNTY OF ____________  )

The foregoing instrument was acknowledged before me this _____ day of May, 2000, by _________________________, ____________________ of Wilshire Technologies,
Inc., a California corporation.


                                            ------------------------
                                            Notary Public

         My commission expires:
                               -------------------------



                                        ASSIGNEE:  FOAMEX ASIA CO., LTD.


                                        By:/s/ Stephen P. Scibelli, Jr.
                                               ------------------------
                                        Stephen P. Scibelli, Jr., President

Acknowledgment

STATE OF ________________    )
CITY/COUNTY OF _____________ )

The foregoing instrument was acknowledged before me this _____ day of May, 2000, by Stephen P. Scibelli, Jr., President of Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand.


                                            ----------------------------
                                            Notary Public

                      My commission expires:
                                            ---------------------

                                    Exhibit A

                                       To
                       Assignment of Intellectual Property

Description of Assigned Subject Matter Subject to Assignment, pursuant to
Section 1

        Description of Assigned Subject Matter

        All intellectual property interests in, held by and/or used in connection with the Assignor's Wilshire Contamination Control Division.

        Patents and Patent Applications (No., Title,  Juris., Issue/Filing Date)

No.                       Title                   Jurisdiction            Issue/Filing Date

5,460,655                 HYDROPHILIC FOAM        USA                     10/24/95
                          ARTICLE AND
                          SURFACE-CLEANING
                          METHOD FOR CLEAN ROOM

6,004,640                 HYDROPHILIC FOAM        USA                     12/21/99
                          ARTICLE AND
                          SURFACE-CLEANING
                          METHOD FOR CLEAN ROOM

6,004,363                 ABRASIVE ARTICLE AND    USA                     12/21/99
                          METHOD FOR MAKING THE
                          SAME

        Copyright Registrations and Applications for Registration (Filing or Regis. Date, No.)

        None.



        Trademarks, Service Marks, Trade Names, Combination Marks and Associated Registrations and Applications for

        Registration (No., Filing/Issue Date, Mark, Goods or Services, Jurisdiction).



Mark                  Jurisdiction       Reg./App. No.      Reg./App. Date     Renewal Date
----                  ------------       -------------      --------------     ------------

POLYCLEAN             USA                1896267            5/30/95            5/30/05

ULTRASORB             USA                1804523            11/16/93           11/16/03

ULTRASORB             GERMANY            2066144            05/30/94           01/28/03

ULTRASORB             JAPAN              3188337            08/30/96           08/30/06

ULTRASORB             MALAS              93/00481           01/29/93           01/29/00

ULTRASOLV             USA                2205519            11/24/98           11/24/08

ULTRASOLV             KORSO              435157             12/23/98           12/23/08

ULTRASOLV             THALN              KOR85474           09/24/97           09/23/07

ULTRASOLV             TAIWN              829274             11/30/98           11/30/08

ULTRASOLV             JAPAN              PENDING

ULTRASOLV             MALAS              PENDING

ULTRASOLV             SINGP              PENDING

Third Party Content and Rights in Assigned Subject Matter

None

Licensees of Assigned Subject Matter, pursuant to Section 2(k);

None

                               SECURITY AGREEMENT

        THIS SECURITY AGREEMENT is executed effective May 19, 2000 between Wilshire Technologies, Inc. ("Secured Party"), 5861 Edison Place, Carlsbad, California 92008, Attention: Chief Executive Officer, and Foamex Asia Co., Ltd. ("Debtor"), 175 Sathorn City Tower, 20th Floor, South Sathorn Road, Thungmahamek, Sathorn, Bangkok, Thailand 10120, Attention: Stephen P. Scibelli, Jr., President, who agree as follows:

1. RECITALS. THIS AGREEMENT IS MADE WITH REFERENCE TO THE FOLLOWING RECITALS OF ESSENTIAL FACTS:

               1.1. Pursuant to an Asset Purchase Agreement dated as of April 26, 2000 (the "Purchase Agreement"), Secured Party is selling certain assets defined therein as the "Assets" to Debtor. The consideration to be received by Secured Party for the Assets consists of (a) future payments, based on Debtor's sales of Covered Products and (b) the assumption by Debtor of the Assumed Liabilities.

               1.2. Debtor is also obligated to make payments to Secured Party under the Employees and Facilities Agreement dated as of the date hereof (the "Ongoing Agreement").

               1.3. In order to secure Debtor's payment obligations under the Purchase Agreement and the Ongoing Agreement, Debtor has agreed to grant Secured Party a security interest in the Collateral described in Exhibit A to this Security Agreement (the "Collateral").

2. GRANT OF SECURITY INTEREST. TO SECURE DEBTOR'S FAITHFUL PERFORMANCE OF ITS OBLIGATIONS TO SECURED PARTY UNDER THE PURCHASE AGREEMENT, THE ONGOING AGREEMENT AND THIS SECURITY AGREEMENT, DEBTOR PLEDGES, ASSIGNS AND GRANTS TO SECURED PARTY A SECURITY INTEREST IN (a) THE COLLATERAL, WHETHER NOW OWNED OR HEREAFTER ACQUIRED BY THE DEBTOR, (b) ALL IMPROVEMENTS, REPLACEMENTS, ACCESSIONS, AND ADDITIONS TO THE COLLATERAL, AND (c) ANY PROCEEDS ARISING FROM THE COLLATERAL.

3. DEFENSE OF ACTIONS. DEBTOR AGREES TO DEFEND ANY PROCEEDING WHICH SEEKS OR THREATENS TO AFFECT, CHALLENGE, OR IMPAIR SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL, AND SHALL INDEMNIFY AND HOLD SECURED PARTY HARMLESS FROM AND AGAINST ALL COSTS AND EXPENSES INCURRED IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, INCLUDING REASONABLE ATTORNEYS FEES.

4. NEGATIVE COVENANTS. UNTIL ALL OBLIGATIONS SECURED BY THIS SECURITY AGREEMENT SHALL HAVE BEEN FULLY AND FINALLY PERFORMED, DEBTOR SHALL NOT WITHOUT THE PRIOR WRITTEN CONSENT OF SECURED PARTY: (i) CREATE OR SUFFER TO EXIST ANY FURTHER SECURITY INTEREST IN ANY OF THE COLLATERAL; OR (ii) SELL OR OTHERWISE DISPOSE OF ANY OF THE COLLATERAL EXCEPT THAT THE COMPANY MAY (a) SELL AND USE INVENTORY IN THE ORDINARY COURSE OF BUSINESS, (b) USE AND CONSUME, IN THE ORDINARY COURSE OF BUSINESS, ANY RAW MATERIALS, SUPPLIES AND MATERIALS, AND (c) SELL EQUIPMENT AND MACHINERY THAT HAS BECOME, IN THE REASONABLE BUSINESS JUDGMENT OF DEBTOR,

OBSOLETE OR WORN OUT, PROVIDED HOWEVER THAT THE REPLACEMENT SHALL CONTINUE TO BE SUBJECT TO THIS SECURITY AGREEMENT AS COLLATERAL.

        5. Affirmative Covenants. Until all obligations secured by this Security Agreement shall have been fully and finally performed, Debtor shall:

               5.1. Pay when due all existing or future charges, liens, taxes and assessments, if any, now or hereafter imposed upon or affecting the Collateral.

               5.2. Execute any financing statement or other instrument, now or hereafter, required to reflect or perfect the security interest created by this Security Agreement. Any such financing statement shall be in a form approved by the California Secretary of State or the relevant authority in any state or jurisdiction in which the Collateral is located, at Secured Party's election, and Debtor shall pay the filing fees required to file such financing statement in the manner prescribed by the California Uniform Commercial Code or the Uniform Commercial Code in effect in such other state, or the applicable law in such other jurisdiction, as Secured Party determines.

6. REPRESENTATIONS AND WARRANTIES OF DEBTOR. DEBTOR REPRESENTS AND WARRANTS THAT EXCEPT (a) FOR THE SECURITY INTEREST CREATED BY THIS SECURITY AGREEMENT AND (b) FOR ANY LIEN INTERESTS GRANTED BY SECURED PARTY, WHICH ARE TO BE RELEASED CONTEMPORANEOUSLY WITH THE EXECUTION OF THIS AGREEMENT, NO PERSON OR ENTITY HAS ANY RIGHT, TITLE, INTEREST, OR CLAIM IN OR TO THE COLLATERAL OR ANY PART OF THE COLLATERAL.

7. EVENTS OF DEFAULT. DEBTOR SHALL BE IN DEFAULT UNDER THIS SECURITY AGREEMENT UPON THE OCCURRENCE OF ANY OF THE FOLLOWING EVENTS:

               7.1. Debtor's default of any term or provision of this Security Agreement.

               7.2. The occurrence of any default by Debtor under the Purchase Agreement or the Ongoing Agreement.

Notwithstanding the preceding provisions of this Section 7, Debtor shall not be deemed to be in default under this Security Agreement unless and until all applicable cure periods for such default (whether provided in this Security Agreement, the Purchase Agreement or the Ongoing Agreement) shall have expired. In the event that no such cure period is specified in this Security Agreement, the Purchase Agreement or the Ongoing Agreement, as the case may be, with respect to a default in the performance of a specific obligation or covenant hereunder or thereunder, then Debtor shall not be deemed to be in default under this Security Agreement in connection therewith unless and until Debtor shall have failed to cure (a) any such non-payment default within fifteen (15) days following written notice of such default given by Secured Party to Debtor in accordance with the notice provisions hereof or (b) any such payment default within five (5) days of the due date for such payment.

8. RIGHTS OF SECURED PARTY UPON DEFAULT. SHOULD A DEFAULT OCCUR UNDER THE PARAGRAPH ABOVE ENTITLED "EVENTS OF DEFAULT", THEN, FOLLOWING THE EXPIRATION OF ALL APPLICABLE CURE PERIODS, IN ADDITION TO ANY OTHER REMEDY AFFORDED BY LAW OR EQUITY, SECURED PARTY MAY EXERCISE ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED CREDITOR AFTER DEFAULT, INCLUDING WITHOUT LIMITATION ALL RIGHTS AND REMEDIES AFFORDED TO SECURED PARTIES UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE, OR THE UNIFORM COMMERCIAL CODE OR OTHER APPLICABLE LAW IN EFFECT IN SUCH OTHER JURISDICTION IF MANDATORY PROVISIONS OF LAW REQUIRE THAT THE LAW OF SUCH OTHER JURISDICTION GOVERNS NOTWITHSTANDING THE CHOICE OF LAW PROVISIONS CONTAINED IN THIS AGREEMENT. ALL OF SECURED PARTY'S RIGHTS AND REMEDIES SHALL BE CUMULATIVE AND MAY BE EXERCISED SINGULARLY OR CONCURRENTLY.

9. GOVERNING LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

10. FURTHER ASSURANCES. EACH PARTY TO THIS SECURITY AGREEMENT SHALL EXECUTE ALL INSTRUMENTS AND DOCUMENTS AND TAKE ALL ACTIONS AS MAY BE REASONABLY REQUIRED TO EFFECTUATE THIS SECURITY AGREEMENT.

11.  VENUE AND JURISDICTION.  INTENTIONALLY DELETED.

12. TIME OF ESSENCE. TIME AND STRICT AND PUNCTUAL PERFORMANCE ARE OF THE ESSENCE WITH RESPECT TO EACH PROVISION OF THIS SECURITY AGREEMENT.

13. ATTORNEY'S FEES. IN THE EVENT ANY LITIGATION, ARBITRATION, MEDIATION, OR OTHER PROCEEDING ("PROCEEDING") IS INITIATED BY ANY PARTY AGAINST ANY OTHER PARTY TO ENFORCE, INTERPRET OR OTHERWISE OBTAIN JUDICIAL OR QUASI-JUDICIAL RELIEF IN CONNECTION WITH THIS SECURITY AGREEMENT, THE PREVAILING PARTY IN SUCH PROCEEDING SHALL BE ENTITLED TO RECOVER FROM THE UNSUCCESSFUL PARTY ALL COSTS, EXPENSES, AND ACTUAL ATTORNEY'S FEES RELATING TO OR ARISING OUT OF (a) SUCH PROCEEDING (WHETHER OR NOT SUCH PROCEEDING PROCEEDS TO JUDGMENT), AND (b) ANY POST-JUDGMENT OR POST-AWARD PROCEEDING INCLUDING WITHOUT LIMITATION ONE TO ENFORCE ANY JUDGMENT OR AWARD RESULTING FROM ANY SUCH PROCEEDING. ANY SUCH JUDGMENT OR AWARD SHALL CONTAIN A SPECIFIC PROVISION FOR THE RECOVERY OF ALL SUCH SUBSEQUENTLY INCURRED COSTS, EXPENSES, AND ACTUAL ATTORNEY'S FEES.

14. MODIFICATION. THIS SECURITY AGREEMENT MAY BE MODIFIED ONLY BY A CONTRACT IN WRITING EXECUTED BY THE PARTY TO THIS SECURITY AGREEMENT AGAINST WHOM ENFORCEMENT OF SUCH MODIFICATION IS SOUGHT.

15. INTERPRETATION. WHENEVER THE CONTEXT SO REQUIRES IN THIS SECURITY AGREEMENT, ALL WORDS USED IN THE SINGULAR SHALL BE CONSTRUED TO HAVE BEEN USED IN THE PLURAL (AND VICE VERSA), EACH GENDER SHALL BE CONSTRUED TO INCLUDE ANY OTHER GENDERS, AND THE WORD "PERSON" SHALL BE CONSTRUED TO INCLUDE A NATURAL PERSON, A CORPORATION, A FIRM, A PARTNERSHIP, A JOINT VENTURE, A TRUST, AN ESTATE OR ANY OTHER ENTITY. UNLESS OTHERWISE DEFINED HEREIN OR THE

CONTEXT OTHERWISE REQUIRES, CAPITALIZED TERMS USED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM IN THE PURCHASE AGREEMENT.

16. TERMINATION OF SECURITY INTERESTS; RELEASE OF COLLATERAL. UPON FULL AND INDEFEASIBLE PAYMENT AND SATISFACTION OF ALL SECURED OBLIGATIONS, THE SECURITY INTERESTS SHALL TERMINATE AND ALL RIGHTS TO THE COLLATERAL SHALL REVERT TO DEBTOR. UPON SUCH TERMINATION OF THE SECURITY INTERESTS OR RELEASE OF ANY COLLATERAL, SECURED PARTY WILL, AT THE EXPENSE OF DEBTOR, EXECUTE AND DELIVER TO DEBTOR SUCH DOCUMENTS AS DEBTOR SHALL REASONABLY REQUEST TO EVIDENCE THE TERMINATION OF THE SECURITY INTERESTS OR THE RELEASE OF SUCH COLLATERAL, AS THE CASE MAY BE.

17. NOTICES. ALL NOTICES, APPROVALS, REQUESTS, DEMANDS AND OTHER COMMUNICATIONS HEREUNDER SHALL BE GIVEN IN ACCORDANCE WITH THE NOTICE PROVISIONS OF THE PURCHASE AGREEMENT.

18. PARTIAL INVALIDITY. EACH PROVISION OF THIS SECURITY AGREEMENT SHALL BE VALID AND ENFORCEABLE TO THE FULLEST EXTENT PERMITTED BY LAW. IF ANY PROVISION OF THIS SECURITY AGREEMENT OR THE APPLICATION OF SUCH PROVISION TO ANY PERSON OR CIRCUMSTANCE SHALL, TO ANY EXTENT, BE INVALID OR UNENFORCEABLE, THE REMAINDER OF THIS SECURITY AGREEMENT, OR THE APPLICATION OF SUCH PROVISION TO PERSONS OR CIRCUMSTANCES OTHER THAN THOSE AS TO WHICH IT IS HELD INVALID OR UNENFORCEABLE, SHALL NOT BE AFFECTED BY SUCH INVALIDITY OR UNENFORCEABILITY, UNLESS SUCH PROVISION OR SUCH APPLICATION OF SUCH PROVISION IS ESSENTIAL TO THIS SECURITY AGREEMENT.

19. SUCCESSORS-IN-INTEREST AND ASSIGNS. DEBTOR SHALL NOT ASSIGN OR DELEGATE TO ANY OTHER PERSON THIS SECURITY AGREEMENT OR ANY RIGHTS OR OBLIGATIONS UNDER THIS SECURITY AGREEMENT. SUBJECT TO ANY RESTRICTION ON TRANSFERABILITY CONTAINED IN THIS SECURITY AGREEMENT, THIS SECURITY AGREEMENT SHALL BE BINDING UPON AND SHALL INURE TO THE BENEFIT OF THE SUCCESSORS-IN-INTEREST AND ASSIGNS OF EACH PARTY TO THIS SECURITY AGREEMENT. NOTHING IN THIS SECTION SHALL CREATE ANY RIGHTS ENFORCEABLE BY ANY PERSON NOT A PARTY TO THIS SECURITY AGREEMENT, EXCEPT FOR THE RIGHTS OF THE SUCCESSORS-IN-INTEREST AND ASSIGNS OF EACH PARTY TO THIS SECURITY AGREEMENT, UNLESS SUCH RIGHTS ARE EXPRESSLY GRANTED IN THIS SECURITY AGREEMENT TO OTHER SPECIFICALLY IDENTIFIED PERSONS.

20. WAIVER. ANY WAIVER OF A DEFAULT UNDER THIS SECURITY AGREEMENT MUST BE IN WRITING AND SHALL NOT BE A WAIVER OF ANY OTHER DEFAULT CONCERNING THE SAME OR ANY OTHER PROVISION OF THIS SECURITY AGREEMENT. NO DELAY OR OMISSION IN THE EXERCISE OF ANY RIGHT OR REMEDY SHALL IMPAIR SUCH RIGHT OR REMEDY OR BE CONSTRUED AS A WAIVER. A CONSENT TO OR APPROVAL OF ANY ACT SHALL NOT BE DEEMED TO WAIVE OR RENDER UNNECESSARY CONSENT TO OR APPROVAL OF ANY OTHER OR SUBSEQUENT ACT.

21. DRAFTING AMBIGUITIES. EACH PARTY TO THIS SECURITY AGREEMENT AND ITS LEGAL COUNSEL HAVE REVIEWED AND REVISED THIS SECURITY AGREEMENT. THE RULE OF CONSTRUCTION THAT ANY AMBIGUITIES ARE TO BE RESOLVED AGAINST THE DRAFTING PARTY SHALL NOT BE EMPLOYED IN THE

INTERPRETATION OF THIS SECURITY AGREEMENT OR OF ANY AMENDMENTS OR EXHIBITS TO THIS SECURITY AGREEMENT.

22. JOINT AND SEVERAL LIABILITY. IF DEBTOR CONSISTS OF MORE THAN ONE PERSON, THE OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT SHALL BE THE JOINT AND SEVERAL OBLIGATIONS OF EACH PERSON COMPRISING DEBTOR.

23. SURVIVAL. THE COVENANTS, CONDITIONS, REPRESENTATIONS AND WARRANTIES OF DEBTOR IN THIS SECURITY AGREEMENT SHALL SURVIVE THE EXECUTION OF THIS SECURITY AGREEMENT.

                                            SIGNATURE PAGE TO SECURITY AGREEMENT





SECURED PARTY:                     Wilshire Technologies, Inc., a
                                   California corporation

                                   By: /s/ Kevin Mulvihill
                                       ----------------------------
                                   Title: President and CEO

DEBTOR:                      FOAMEX ASIA CO., LTD., A LIMITED COMPANY ORGANIZED
    AND EXISTING UNDER THE LAWS OF THE KINGDOM OF THAILAND


                                    By:  /s/ Stephen P. Scibelli, Jr.
                                        ----------------------------
                                        Stephen P. Scibelli, Jr., President

                             EXHIBIT A - COLLATERAL

                         EXHIBIT A TO SECURITY AGREEMENT
                                 LIST OF ASSETS

1.      CAPITAL ASSETS:

        a.     MANUAL SWAB MACHINE

               Gem Tool                32 up trim die, mold foam and trim
                                       Pallets
                                       Rework cutter for press (larger cylinder)
                                       Filter Regulator Lubricator

               Varsane                 Modifications
                                       Injection Molding Die (at CNC)

        b.     HEAT SEALER FOR SWAB MACHINE

               Vertrod Corp.           Model 14pc-3/16 Heat Sealer
                                       Packaging & Freight

        c.     AUTOMATIC SWAB MACHINE

               Franklin Automation     Automated Swab Machine

               Gem Tool                Cutters & Brackets
                                       Knife & Foam Stripper
                                       Foam Guides
                                       Wire Harness plus 4" heater

        d.     CONSTRUCTION IN PROGRESS:

               Manual Swab Machine

2.      INVENTORY:

        all Inventory related to the manufacture and production of Wilshire Contamination Control Products including all Raw Materials, Work in Process, Material Commitments for Open PO's and Finished Goods. See Schedule F, incorporated herein by reference, for further detail.

3.      INTELLECTUAL PROPERTY:

                   PATENTS                         COUNTRY        REG. NO.         REG. DATE
                   -------                         -------        --------         ---------

HYDROPHILIC FOAM ARTICLE AND                         USA          5,460,655        10/24/95
SURFACE-CLEANING METHOD FOR
CLEAN ROOM

HYDROPHILIC FOAM ARTICLE AND                         USA          6,004,640        12/21/99
SURFACE-CLEANING METHOD FOR
CLEANROOM

ABRASIVE ARTICLE AND METHOD                          USA          6,004,363        12/21/99
FOR MAKING THE SAME


      TRADEMARK            COUNTRY          REG. NO.         REG. DATE           RENEWAL DATE
      ---------            -------          --------         ---------           ------------
      POLYCLEAN              USA            1896267           05/30/95             05/30/05

      ULTRASORB              USA            1804523           11/16/93             11/16/03

      ULTRASORB            GERMANY          2066144           05/30/94             01/28/03

      ULTRASORB             JAPAN           3188337           08/30/96             08/30/06

      ULTRASORB             MALAS           93/00481          01/29/93             01/29/00

      ULTRASOLV              USA            2205519           11/24/98             11/24/08

      ULTRASOLV             KORSO            435157           12/23/98             12/23/08

      ULTRASOLV             THALN           KOR85474          09/24/97             09/23/07

      ULTRASOLV             TAIWN            829274           11/30/98             11/30/08

      ULTRASOLV             JAPAN       PENDING REVIEW AND APPROVAL

      ULTRASOLV             MALAS       PENDING REVIEW AND APPROVAL

      ULTRASOLV             SINGP       PENDING REVIEW AND APPROVAL

                                    TRADENAME

      WILSHIRE CONTAMINATION CONTROL

4.      OTHER ASSETS:

        a.     CONTRACTS:

               - Exclusive Product Supply Agreement dated July 28, 1998 between the Company and Time Release Sciences, Inc.

               - Sales Representative Agreement dated December 1, 1998 between the Company and Eastern Scientific, Inc.

               - Sales Representative Agreement dated February 9, 2000 between the Company and PTI Technical Sales

               - Sales Representative Agreement dated June 1, 1998 between the Company and Exxustech, Inc.

               - Sales Representative Agreement dated December 1, 1998 between the Company and Yarbough Southwest

        b. ALL CUSTOMER AND OTHER BUSINESS RECORDS OF THE WILSHIRE CONTAMINATION CONTROL DIVISION.

                      [REPLACE WITH SCHEDULE F, EXHIBIT A]

                               FINANCING STATEMENT

                        EXHIBIT A TO FINANCING STATEMENT

               EXHIBIT IS BEING FINALIZED AND WILL BE FORWARDED IN A FEW DAYS.

                           FINANCING STATEMENT RELEASE

                       EMPLOYEES AND FACILITIES AGREEMENT

        This Employees and Facilities Agreement (the "Ongoing Agreement" or the "Agreement"), dated as of May 19, 2000, is made and entered into by and among Wilshire Technologies, Inc., a California corporation ("Wilshire") and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand ("Foamex").

24.  RECITALS.

               24.1. Wilshire and Foamex entered into an Asset Purchase Agreement (the "Purchase Agreement") dated April 26, 2000 whereby Wilshire agreed to sell and Foamex agreed to purchase substantially all of the assets of Wilshire's Wilshire Contamination Control Division (the "Division").

               24.2. In the Purchase Agreement, Foamex and Wilshire agreed that Wilshire would provide to Foamex for due consideration, following the closing under the Purchase Agreement (which closing date will be the "Effective Date" hereunder), certain labor, facilities, services, personnel and other items with respect to Foamex's ongoing operation of the Division's business.

               24.3. By this Agreement, the parties intend to memorialize the terms of Wilshire's and Foamex's obligations to each other with respect to such ongoing operation.


         25.  Personnel.

               2.1. Personnel; Services. The individuals listed in Exhibit A hereto shall provide services to Foamex consistent with the guidelines set forth in Exhibit B hereto, which are incorporated herein by reference.

               2.2. Compensation. During the Term of this Agreement, Foamex agrees to pay to Wilshire one half of the total monthly compensation (including salary, benefits, withholdings and car allowances) ("Foamex's Monthly Contribution") paid to the key personnel identified below (the "Key Personnel"), up to the maximum amount set forth below as Foamex's Maximum Monthly Contribution. Foamex shall pay Foamex's Monthly Contribution within 5 business days' after Foamex's receipt of Wilshire's statement identifying the total monthly compensation paid to the Key Personnel.

                    Key Personnel      Foamex's Maximum Monthly Contribution
                    -------------      -------------------------------------
                    Fred Pisacane                 $   7,625.00
                    Tom Laws                          3,183.00
                    Dale Jennings                     2,288.00
                    Debra Blache                      2,389.00

                    Grace Reasoner                    1,845.00
                    Laura Dotson                      2,236.00
                    Marty McQuaide                    1,528.00
                    Heather Davis                     1,586.00
                    Nancy Minkus                      2,542.00

               25.3. REPLACEMENT PERSONNEL. FOAMEX AGREES THAT WILSHIRE MAY MAKE, IN ITS SOLE DISCRETION, SUBSTITUTIONS FOR THE EMPLOYMENT POSITIONS OCCUPIED BY THE KEY PERSONNEL AND THE OTHER PERSONNEL LISTED IN EXHIBIT A HERETO (THE "REPLACEMENT PERSONNEL") PROVIDED THAT THE REPLACEMENT PERSONNEL SHALL HAVE SUBSTANTIALLY THE SAME QUALIFICATIONS AS SET FORTH IN THE JOB DESCRIPTION FOR THE INDIVIDUAL BEING REPLACED, INCLUDING, WITHOUT LIMITATION, THE JOB DESCRIPTIONS ATTACHED TO EXHIBIT B HERETO AS SCHEDULES 1, 2, 3, 4, 5, 6, 7, 8 AND 9 THAT SUCH REPLACEMENT PERSONNEL SHALL BE ABLE TO PERFORM HIS OR HER DUTIES WITH SUBSTANTIALLY THE SAME LEVEL OF COMPETENCY AS THE INDIVIDUAL BEING REPLACED. IN THE EVENT WILSHIRE HIRES REPLACEMENT PERSONNEL, FOAMEX WILL BE OBLIGATED TO PAY ONE-HALF OF THE REPLACEMENT PERSONNEL'S TOTAL MONTHLY COMPENSATION, DETERMINED AS PROVIDED ABOVE AND SUBJECT TO THE FOAMEX'S MAXIMUM MONTHLY CONTRIBUTION FOR THE INDIVIDUAL BEING REPLACED.

               2.4. No Employment Relationship or Liability. Wilshire's employees, independent contractors performing services for Foamex pursuant to the provisions of this Agreement shall not be and shall not be deemed to be employed by Foamex, and Foamex shall not be deemed to be a joint employer for any purpose. Wilshire shall be solely responsible for the payment of all salaries, compensation, withholding taxes, unemployment and worker's compensation insurance premiums, health and welfare benefits or similar charges associated with the employment of its employees and all tax and other filings and record keeping required in connection with its employees. Further, Wilshire will indemnify Foamex against, and hold Foamex harmless from and will on demand reimburse Foamex for any and all liability, damage, deficiency, loss, cost or expense (including reasonable attorneys' fees) that are based upon or that arise out of any and all losses suffered by Foamex by reason of any employment related claims alleged or brought by or liability incurred in connection with any of the employees, independent contractors or agents of Wilshire performing services to Foamex pursuant to the terms of this Agreement. The right of indemnification contained in this Section 2.4 shall be in addition to any such indemnification rights contained in the Purchase Agreement.

        26. Personnel Bonuses. Foamex agrees to pay to Wilshire up to fifty percent (50%) of the actual amount of the bonuses listed below (each, a "Bonus") paid to any or all of the following personnel who are employed by Wilshire and in good standing as of December 31, 2000. Foamex's payment shall be due within 5 business days of Wilshire's receipt of Foamex's notice of payment of the Bonuses.

                  Personnel                             Bonus
                  ---------                             -----

                  Debra Blache                      $   5,000.00
                  Laura Dotson                          6,000.00
                  Marty McQuaide                        2,000.00
                  Grace Reasoner                        4,000.00
                  Heather Davis                         3,000.00

        27. Facility License Agreement.

               4.1. License. Subject at all times to the terms and conditions contained herein, Wilshire grants to Foamex a non-exclusive license (the "License") during the Term, as hereinafter defined, of this Agreement to operate the Division at Wilshire's facility (the "Facility") located at 5861 Edison Place, Carlsbad, CA in a manner consistent with Wilshire's operation of the Division prior to the Effective Date. Foamex shall use the Facility for the operation of the Division, and any other uses of the Facility by Foamex, except as shall be necessary to perform its obligations under this Agreement, are expressly prohibited.

               4.2. Regulatory and Legal Compliance. Foamex agrees it will conduct its operations at the Facility in compliance with all applicable laws and regulations of all governmental agencies in effect at the time of the execution of the Agreement and as may be imposed during the Term thereof, including, without limitation, building and safety codes, Occupational Safety and Health regulations (OSHA), Department of Labor, Weights & Measures, tax laws, and copyright, patent and trademark laws.

               4.3. Systems & Utilities. During the term of this Agreement, Wilshire agrees to furnish or cause to be made available to Foamex in the Facility lighting, heating, air conditioning, electricity and other utility services to the extent such utilities and facilities currently exist in the Facility.

               4.4. Maintenance. Wilshire will be responsible for all maintenance of the Facility.

               4.5. Compliance with Lease. Notwithstanding anything to the contrary contained herein, this License (and all of its terms, conditions and rights) is subject and subordinate to all of the terms, conditions and obligations of the Wilshire's lease (the "Lease") to the Facility, as it may be amended, extended or renewed from time to time, the terms of which are herein incorporated by reference and made a part hereof. Notwithstanding anything contained herein to the contrary, Foamex shall neither do nor permit anything to be done, which would constitute a default, an Event of Default or a breach under the Lease or otherwise cause the Lease to be terminated or forfeited by reason of any right reserved to or vested in the landlord under the Lease.

               4.6. Foamex's Facility License Fee. On the first day of each calendar month during the Term of this Agreement, Foamex agrees to pay to Wilshire the sum of $7,100.00, which amount represents fifty percent (50%) ("Foamex's Share of Lease Expenses") of the Division's current net monthly lease expenses. In the event the Effective Date is other than the first day of a calendar month, Foamex's Share of Monthly Lease Expenses due hereunder will be prorated based upon a 30-day calendar month.

         28. Administration Services Wilshire shall provide the following administration services to Foamex during the term of this Ongoing Agreement:

                      28.1.1. Arranging meetings, visits, training and consultations between Foamex and Wilshire concerning technical matters relative to the Purchase Agreement.

                      28.1.2. Producing reports of Wilshire to aid in the ownership transition contemplated under the Purchase Agreement.

                      28.1.3. Supervising submission and acceptance of all items payable pursuant to this Ongoing Agreement.

         29. Events of Default; Termination. Each of the following will constitute an event of default ("Event of Default") and material breach of this Agreement.

               29.1. Failure to Pay. Foamex's failure to make a payment as provided in this Agreement within five (5) days of the due date therefor will automatically constitute a default.

               29.2. Failure to Perform. Foamex's or Wilshire's failure to perform or observe any other term, covenant or agreement contained in this Agreement provided such failure is not cured within fifteen (15) days after written notice from the non-defaulting party.

This Agreement may be terminated by a non-defaulting party upon the occurrence of an Event of Default.

30.  GENERAL.

               30.1. Term. The Term of this Agreement will commence on the Effective Date and will continue until December 31, 2000 ("Term"), unless terminated sooner as provided herein.

               30.2. Severability. If any term or provision of this Agreement is held or deemed to be held or is, in fact be inoperative or unenforceable as applied in any particular case because it conflicts with any other provision or provisions of this Agreement or any constitution or statute or rule of public policy, or for any other reason, such circumstances will not have the effect of rendering the term or provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions contained in this Agreement invalid, inoperative, or unenforceable to any extent whatsoever, but such term or provision will be deemed modified or deleted as or to the extent required by applicable law. The invalidity of one or more phrases, sentences, clauses, sections or subsections of this Agreement will not affect the remaining portions of this Agreement.

               30.3. Notices. Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (a) hand delivery to the other party, (b) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph), or (c) the second business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with at least second-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

To Wilshire:          Wilshire Technologies, Inc.
                      5861 Edison Place
                      Carlsbad, CA 92008
                      Attention: Chief Executive Officer
                      (760) 929-6959 (facsimile)

with a copy to:       Wilshire Technologies, Inc.
                      5861 Edison Place
                      Carlsbad, CA 92008
                      Attention: Chief Financial Officer
                      (760) 929-6959 (facsimile)

with a copy to:       Solomon Ward Seidenwurm & Smith, LLP
                      401 B Street, Suite 1200
                      Diego, CA 92101
                      Attention: Richard L. Seidenwurm, Esq.
                      (619)  231-4755 (facsimile)

Foamex:               Foamex Asia Co., Ltd.
                      175 Sathorn City Tower, 20th Floor
                      South Sathorn Road
                      Thungmahamek, Sathorn
                      Bangkok, Thailand  10120
                      Attention: Stephen P. Scibelli, Jr., President 011-662-679-6107 (facsimile)

with a copy to:       LeClair Ryan, a Professional Corporation
                      707 East Main Street, 11th Floor

                      Richmond, VA 23219
                      Attention:  Todd M. Lynn, Esq.
                      (804) 783-7667 (facsimile)

Each party will make a reasonable, good faith effort to ensure that it will accept or receive Notices to it that are given in accordance with this paragraph. A party may change its address for purposes of this paragraph by giving the other party(ies) written notice of a new address in the manner set forth above.

               30.4. Amendment. This Agreement may not be amended except by an instrument in writing duly executed and delivered on behalf of each of the parties hereto.

               30.5. Waiver. Any party may waive compliance by another with any of the provisions of this Agreement. No waiver of any provisions will be construed as a waiver of any other provision. Any waiver must be in writing.

               30.6. Drafting Ambiguities. Each party to this Agreement and its legal counsel have reviewed and revised this Agreement. The rule of construction that ambiguities are to be resolved against the drafting party or in favor of the party receiving a particular benefit under an agreement may not be employed in the interpretation of this Agreement or any amendment to this Agreement.

               30.7. Miscellaneous. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement may be executed in several counterparts, each of which will be deemed an original, and all of which will constitute one and the same instrument. This Agreement will be governed in all respects, including validity, interpretation and effect, by the laws of the State of California, applicable to contracts made and to be performed in California. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to or will confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. In the event any legal action is taken to enforce or interpret the terms of this Agreement, the prevailing party or parties in such action will be entitled to recover its reasonable attorneys' and expert witness fees and costs as established by the Court. This Agreement may not be assigned without the prior written consent of the nonassigning party; provided, however, that any such merger or other reorganization of Foamex shall not be deemed to be an assignment, and that Foamex may assign this Agreement, without the consent of Wilshire, in connection with any such sale of substantially all of the assets of Foamex. Unless the context requires otherwise, all words used in this Agreement in the singular number will extend to and include the plural, all words in the plural number will extend to and include the singular, and all words in any gender will extend to and include all genders. Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein shall have the respective meanings given to them in the Purchase Agreement. Wilshire will provide Foamex with reasonable access during normal business hours to inspect the underlying books and records used to determine and/or necessary to verify Foamex's Monthly Contribution under
Section 2 hereof, the calculation of Foamex's payment obligations for Stay Bonuses pursuant to Section 3 hereof, and Foamex's Share of Lease Expenses pursuant to Section 4 hereof.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

                            SIGNATURE PAGE TO EMPLOYEES AND FACILITIES AGREEMENT





                            WILSHIRE TECHNOLOGIES, INC.,
                            a California corporation

                            By: /s/ Kevin Mulvihill
                                    ---------------
                            Title:President and CEO


                            FOAMEX ASIA CO., LTD.,
                            a limited company organized and existing under the laws of the Kingdom of Thailand


                            By: /s/ Stephen P. Scibelli, Jr.
                                ----------------------------
                                Stephen P. Scibelli, Jr., President

                          EXHIBIT A - LIST OF EMPLOYEES

Fred Pisacane
Tom Laws
Dale Jennings
Debra Blache
Grace Reasoner
Laura Dotson
Marty McQuaide
Heather Davis
Nancy Minkus
Kathleen E. Terry
Kevin Mulvihill
Nancy Brantner

          EXHIBIT B - GUIDELINES FOR EMPLOYEES AND FACILITIES AGREEMENT

                                    EXHIBIT B
                GUIDELINES FOR EMPLOYEES AND FACILITIES AGREEMENT

A.      GENERAL GUIDELINES AND CONFLICTS

        1.     GENERAL GUIDELINES

        Individuals providing services to Foamex pursuant to the Ongoing Agreement shall perform such services consistent with existing performance standards and guidelines utilized by the Division prior to the date of the Ongoing Agreement and their respective job descriptions, which are attached hereto as Schedules 1, 2, 3, 4, 5, 6, 7, 8, 9 and 10 as modified by these guidelines and subsequent written direction received from Foamex. Such individuals shall follow the direction of Stephen P. Scibelli, Jr., the President, Phanarat Jiantnthanakanon, the Controller of Foamex, Fred Pisacane and any such further employees, agents or contractors of Foamex designated herein or subsequently by any of the foregoing individuals. In the event that any such individual performing services for the Division under the Ongoing Agreement encounters any such material conflicts in the performance of his or her duties for Wilshire and Foamex, he or she should notify his or her direct supervisor at Wilshire of such conflict. Wilshire and Foamex shall subsequently agree to a resolution of such conflict in a writing endorsed by each, and then provide the same to the affected individual. Except as otherwise specified herein or in any subsequent written directive from Foamex, all individuals performing services for the Division under the Ongoing Agreement shall report directly to Fred Pisacane in connection with matters pertaining to the Division.

        2.     CONFLICTS

               a.     PRODUCT CONFLICTS

        The introduction of a new product by the Division or by Wilshire could impact the other if the product does not meet internal specifications or is introduced too quickly into the marketplace; thus both companies agree to maintain current company product standards for any and all new product introductions. Further, Wilshire and Foamex shall agree to the appropriate allocation of time spent by sales representatives on selling activities related to products of the Division and Wilshire, respectively.

               b.     PUBLIC COMPANY REPORTING CONFLICTS

        Foamex acknowledges that Wilshire is a public company and that the quarterly and annual reporting deadlines that it must comply with in issuing SEC dictated reports to the public could, at times, impact day-to-day responsibilities of certain individuals (principally individuals who perform accounting functions) during the time of quarterly close of the books. However, Wilshire agrees to take any such reasonable and appropriate action such that any such impact does not materially affect the performance of any duties or obligations performed by Wilshire employees for Foamex under the Ongoing Agreement.

B.      SPECIFIC GUIDELINES

1.      INVENTORY PURCHASES AND CONTROL

        Laura Dotson, as the Materials Manager, shall continue to perform her duties in connection with the Division consistent with these guidelines and her job description attached hereto as Schedule 1.

        a.     PURCHASING

        The Materials Manager shall have the authority to purchase inventory of standard products to maintain a three-month inventory level. A rolling sales forecast shall be prepared by Fred Pisacane and approved by Foamex on a quarterly basis. That forecast shall be developed by Materials Manager into a production forecast, which shall be used by the Materials Manager to drive purchasing efforts.

        The Materials Manager shall also be responsible for purchases of non-inventory items for the Division as needed. Foamex shall provide the Materials Manager with a spending authorization for non-inventory items, and the Materials Manager shall obtain Foamex approval for all purchases which exceed the authorization.

        b.     PRODUCT COSTS

        The Materials Manager shall maintain all product costs for standard inventory. The Materials Manager shall undertake all required tasks to update standard costs within thirty (30) days of the effective date of the Ongoing Agreement and thereafter as agreed by Foamex and Wilshire. All changes to standard costs shall be reviewed and approved by both Phanarat Jiantnthanakanon and Fred Pisacane. Upon their concurrence, the Materials Manager shall then roll in the new standards.

        c.     SUBCONTRACT MANAGEMENT

        The Materials Manager shall manage off-site vendor operations and locations. The Materials Manager shall track, control and record inventory of vendor locations and all movements from one location to another.

        d.     MANAGEMENT OF INVENTORY ACCURACY/SLOW MOVING AND OBSOLETE
INVENTORY

        The Materials Manager shall review levels of inventory on a monthly basis to identify slow moving inventory. Further, the Materials Manager shall be responsible for maintaining a cycle count program that periodically counts inventory parts on a rotating basis and for coordinating any periodic physical inventories. The Materials Manager shall also coordinate periodic inspections of certain items and determine whether certain inventory items need to be disposed. Upon such a determination, the Materials Manager shall create an inventory disposition request form which lists the items (and value) to be scrapped. This form shall be approved and signed by Phanarat Jiantnthanakanon and Fred Pisacane.

        e.     NEW PRODUCT DEVELOPMENT/R&D

        The Materials Manager shall work closely with the Division's sales representatives and staff to develop new products. The Materials Manager shall maintain the control of the specifications as the products are being developed and work directly with vendors. Fred Pisacane shall drive new product development subject to the direction and control of Foamex.

        f.     QUALIFICATION OF NEW SUPPLIERS

        The Materials Manager shall drive the qualification process for new suppliers. The Materials Manager shall act pursuant to guidelines previously utilized by the Division, subject to written amendments and changes from Foamex.

        g.     MAINTENANCE OF INVENTORY MANAGEMENT SOFTWARE SYSTEMS.

    The Materials Manager drives all purchases and the manufacture and movement of inventory through the manufacturing modules of Macola, which interface directly with the accounting modules. The Division shall close its books quarterly, and detailed trial balances shall be run and reviewed by Kathy Terry for accuracy. Kathy Terry shall perform reconciliation of the GL to the inventory costing systems subject to the review and approval of Phanarat Jiantnthanakanon. Upon the establishment of reporting systems by Foamex, the reconciliation of the accounting books to inventory may be reassigned to Foamex personnel.

2.      SALES SUPPORT AND CUSTOMER SERVICE

        The Sales Support and Customer Service Person (the "SSCS Person"), Grace Reasoner, shall perform sales support and customer service functions consistent with these Guidelines and the job description attached hereto as Schedule 2. The SSCS Person shall have the authority to take a sales order and fill it. The SSCS Person shall track the order to shipment. The SSCS Person shall have the authority to issue samples upon request. The SSCS Person must obtain Foamex authorization to use production materials as a non-charge sample. The SSCS Person must also follow credit limits placed on a customer by the accounting department of the Division or Foamex. If the credit limit is exceeded, approval to ship must be received from Phanarat Jiantnthanakanon before shipment. The SSCS Person shall also work with Phanarat Jiantnthanakanon to determine appropriate credit terms for new customers. Phanarat Jiantnthanakanon shall set the terms upon review of D&B and other appropriate references. The

SSCS Person does not have the authority to give special pricing or to divert on any other way from standard price lists. Reviewing new customers, shall be performed consistent with guidelines for extending credits terms adopted by Foamex. The SSCS Person shall prepare a package with a minimum of two credit references as well as a D&B on a customer, which shall be forwarded to Phanarat Jiantnthanakanon for review and determination of credit terms.

        The SSCS Person shall also work directly with the accounting department to identify customers with delinquent and/or overdue accounts. Decisions to put a credit hold on shipments shall come from financial management of the Division or Foamex with communication to Fred Pisacane. The SSCS Person shall contact Phanarat Jiantnthanakanon concerning any such maters. AR aging reports shall be run monthly and sent to Phanarat Jiantnthanakanon for review. Phanarat Jiantnthanakanon shall then determine which customers need collection calls and work with Debra Blache in accounting to accomplish those calls.

        a.     MATERIAL COORDINATOR/WAREHOUSE

    Marty McQuaide shall perform the functions of Material Coordinator/Warehouse consistent with these guidelines and the job description attached hereto as
Schedule 3, and he shall report discrepant materials and other items to the Materials Manager.

        b.     QUALITY ASSURANCE

    If so requested by Foamex, Heather Davis shall assist in the performance of quality assurance functions consistent with these guidelines, the job description and any such Foamex instructions, approved specifications and testing procedures.

        c.     ACCOUNTING

    Debra Blache shall be responsible for all accounting duties of the Division. Debra shall be responsible for: (i) maintaining all account payable records;
(ii) entering AP and AR information into the Macola system; (iii) entering cash receipts into Macola; (iv) and maintenance of fixed asset records. Payroll responsibilities shall be jointly shared by Debra and Kathy Terry, and Kathy Terry shall handle all HR related issues. On a monthly basis, Debra shall prepare account reconciliations for key accounts, prepares sales and cost of sales reports by product, and prepare the bank reconciliations.

    3.  SALES AND MARKETING

        Fred Pisacane shall manage all aspects of the selling and marketing of the Division's products.

                         RESTRICTIVE COVENANTS AGREEMENT

        THIS RESTRICTIVE COVENANTS AGREEMENT (the or this "Agreement") is made as of May 17, 2000 (the "Agreement"), by and between Fred Pisacane, an individual residing at 4756 Caminto, Diablo, California 92130 (the "Individual") and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand (the "Company").

                                    RECITALS

        A. Pursuant to an Asset Purchase Agreement dated as of April 26, 2000 (the "Asset Purchase Agreement"), by and among Wilshire Technologies, Inc. ("Wilshire"), a California corporation and the Company, Wilshire agreed to sell, and the Company agreed to purchase, substantially all of the assets (the "Assets") of Wilshire's Contamination Control Division (the "Division").

        B. The Individual is a party to an employment agreement with Wilshire, which contains certain non-compete, non-solicitation and confidentiality restrictive covenants in favor of Wilshire (the "Wilshire Restrictive Covenants"), which benefit Wilshire's business, including, without limitation, the business conducted by the Division.

        C. Pursuant to the Asset Purchase Agreement, the Company and Wilshire have entered into that certain Employees and Facilities Agreement dated May 17, 2000 (the "Ongoing Agreement") pursuant to which the Individual will, as an employee of Wilshire, render services to and/or for the benefit of the Company through the term of the Ongoing Agreement.

        D. The Individual has, prior to the date of this Agreement, and/or will have, during the term of the Ongoing Agreement, significant and close contact with confidential information of the Division and the Division's customers and employees and confidential information of the Company and the Company's customers and employees.

        E. The Individual has derived and/or will derive, directly or indirectly, certain benefits in connection with the purchase and sale of the Assets as specified in the Asset Purchase Agreement and/or with the Ongoing Agreement;

        F. In order to induce the Company to enter into and to consummate the transactions contemplated by the Asset Purchase Agreement and the Ongoing Agreement, the Individual has agreed to enter into this Agreement to confirm, acknowledge, and agree that and to specify the terms pursuant to which the Company shall have the benefit of those Wilshire Restrictive Covenants, which benefit the Division, upon the Company's purchase of the Assets of the Division.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.      Term.

        The term the "Term" as used in this Agreement shall mean the time period commencing on May 17, 2000 and ending on the earlier to occur of November 30, 2000 or the date of the termination of the Individual's employment with Wilshire. The Individual's employment with Wilshire shall not be deemed to be terminated in the event that he or she thereafter provides services to Wilshire as an independent contractor, a consultant or otherwise.

2.      Restrictive Covenants.

        2.1 The Individual acknowledges that: (i) he or she has had, and will continue to have during the term of the Ongoing Agreement, significant involvement in the administration, development and growth of the Division's business; (ii) his or her work for the Division has brought him or her, and will continue to bring him or her during the term of the Ongoing Agreement, into close contact with confidential information of the Division and its customers and employees and/or the Company and its customers and employees; and (iii) the agreements and covenants contained in this Section 2 are essential to protect the business interests of the Division and the Company. Accordingly, the Individual covenants and agrees as follows:

               2.1.a Except as otherwise provided for in this Agreement, during the Term, the Individual shall not, directly or indirectly, within any state, province or other political subdivision of the United States or any other country in which the Division is conducting business, compete with respect to any services or products of the Division which are either offered or are being developed by the Division or the Company (the "Division's Business"), or, without limiting the generality of the foregoing, be or become, or agree to be or become, interested in or associated with, in any capacity (whether as partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise), any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with the Division's Business; provided, however, that Individual may own, solely as an investment, not more than one (1%) percent of any class of securities of any publicly owned corporation.

               2.1.b During the Term, the Individual shall not, directly or indirectly: (i) induce or attempt to influence any employee of the Company who shall have been employed in connection with the Division during the Term to leave its employ; (ii) aid or agree to aid any competitor, customer or suppliers of the Division in any attempt to hire any person who shall have been employed by the Company in connection with the Division during the Term; or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Division during any portion of said period to transact business with a competitor of the Division.

               2.1.c During the Term and thereafter, Individual shall not disclose to anyone any information about the affairs of the Division or the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Division or the Company or is not generally known in the relevant trade, nor shall Individual make use of any such information for his or her own benefit.

        2.2 Individual acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section 2.1 (the "Restrictive Covenants"), the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

        2.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

        2.4 The parties hereto intend to and hereby confer jurisdiction to enforce the provisions of this Agreement upon the state and federal courts of the State of California.

3.      Miscellaneous.

        3.1 The Company shall have the right to assign this Agreement to any successor of substantially all of its or the Division's business or assets.

        3.2 Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (i) hand delivery to the other party; (ii) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph); or (iii) the second business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with at least second-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

If to the Company:           Foamex Asia Co., Ltd.
                             175 Sathorn City Tower
                             20th Floor
                             South Sathorn Road
                             Thungmahamek, Sathorn
                             Bangkok, Thailand  10120
                             Attention:  Stephen P. Scibelli, Jr., President

If to the Individual:        Fred Pisacane
                             4756 Caminito
                             Diablo, California  92130

        3.3 This Agreement may not be changed, amended, terminated or superseded except by an agreement in writing, nor may any of the provisions hereof be waived except by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

        3.4 Except as otherwise provided herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving any effect to the principles of conflicts of laws.

        3.5 All descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        3.6 If any provision of this Agreement, or part thereof, is held to be unenforceable, the remainder of this Agreement or provision, as the case may be, shall nevertheless remain in full force and effect.

        3.7 Each of the parties hereto shall at any time and from time to time hereafter, upon the reasonable request of the other, take such further action and execute, acknowledge and deliver all such instruments of further assurance as may be necessary to carry out the provisions of this Agreement.

        3.8 The parties hereto hereby acknowledge that this agreement is not an employment agreement and does not confer any employment rights on the Individual.

        3.9 Wilshire has caused this Agreement to be duly executed for the sole purpose of acknowledging that the Agreement does not conflict with Individual's rights or obligations under his or her employment agreement with Wilshire and that Wilshire consents to this Agreement.

        3.10 The term the "Division" shall for all purposes herein be deemed to include and also refer to: (i) the Division, as and when operated by Wilshire; and (ii) the Company's operation of the business of the Division following the Company's purchase of the Assets of the Division. Further, the Division shall for all purposes be deemed to continue in existence, without interruption, upon and following Wilshire's sale and the Company's purchase of the Assets of the Division.

             Signature Page to Restrictive Covenants Agreement for Fred Pisacane








        IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date herein above written.

                              Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand


                              By: /s/ Stephen P. Scibelli, Jr.
                                      ------------------------
                                      Stephen P. Scibelli, Jr., President



               `              Individual:                           (SEAL)
                                         ---------------------------


                              Wilshire Technologies, Inc., a California corporation


                              By: /s/ Fred Pisacane
                                  -----------------
                              Title: VP-Sales and Marketing

                         RESTRICTIVE COVENANTS AGREEMENT

        THIS RESTRICTIVE COVENANTS AGREEMENT (the or this "Agreement") is made as of May 17, 2000 (the "Agreement"), by and between Kevin Mulvihill, an individual residing at 31915 Watergate Court, Westlake Village, California 91361 (the "Individual") and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand (the "Company").

                                    RECITALS

        F. Pursuant to an Asset Purchase Agreement dated as of April 26, 2000 (the "Asset Purchase Agreement"), by and among Wilshire Technologies, Inc. ("Wilshire"), a California corporation and the Company, Wilshire agreed to sell, and the Company agreed to purchase, substantially all of the assets (the "Assets") of Wilshire's Contamination Control Division (the "Division").

        G. The Individual is a party to an employment agreement with Wilshire, which contains certain non-compete, non-solicitation and confidentiality restrictive covenants in favor of Wilshire (the "Wilshire Restrictive Covenants"), which benefit Wilshire's business, including, without limitation, the business conducted by the Division.

        H. Pursuant to the Asset Purchase Agreement, the Company and Wilshire have entered into that certain Employees and Facilities Agreement dated May 17, 2000 (the "Ongoing Agreement") pursuant to which the Individual will, as an employee of Wilshire, render services to and/or for the benefit of the Company through the term of the Ongoing Agreement.

        I. The Individual has, prior to the date of this Agreement, and/or will have, during the term of the Ongoing Agreement, significant and close contact with confidential information of the Division and the Division's customers and employees and confidential information of the Company and the Company's customers and employees.

        J. The Individual has derived and/or will derive, directly or indirectly, certain benefits in connection with the purchase and sale of the Assets as specified in the Asset Purchase Agreement and/or with the Ongoing Agreement;

F. In order to induce the Company to enter into and to consummate the transactions contemplated by the Asset Purchase Agreement and the Ongoing Agreement, the Individual has agreed to enter into this Agreement to confirm, acknowledge, and agree that and to specify the terms pursuant to which the Company shall have the benefit of those Wilshire Restrictive Covenants, which benefit the Division, upon the Company's purchase of the Assets of the Division.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

2.      Term.

        The term the "Term" as used in this Agreement shall mean the time period commencing on May 17, 2000 and ending on the earlier to occur of November 30, 2000 or the date of the termination of the Individual's employment with Wilshire. The Individual's employment with Wilshire shall not be deemed to be terminated in the event that he or she thereafter provides services to Wilshire as an independent contractor, a consultant or otherwise.

2       Restrictive Covenants.

        2.1 The Individual acknowledges that: (i) he or she has had, and will continue to have during the term of the Ongoing Agreement, significant involvement in the administration, development and growth of the Division's business; (ii) his or her work for the Division has brought him or her, and will continue to bring him or her during the term of the Ongoing Agreement, into close contact with confidential information of the Division and its customers and employees and/or the Company and its customers and employees; and (iii) the agreements and covenants contained in this Section 2 are essential to protect the business interests of the Division and the Company. Accordingly, the Individual covenants and agrees as follows:

               2.1.a Except as otherwise provided for in this Agreement, during the Term, the Individual shall not, directly or indirectly, within any state, province or other political subdivision of the United States or any other country in which the Division is conducting business, compete with respect to any services or products of the Division which are either offered or are being developed by the Division or the Company (the "Division's Business"), or, without limiting the generality of the foregoing, be or become, or agree to be or become, interested in or associated with, in any capacity (whether as partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise), any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with the Division's Business; provided, however, that Individual may own, solely as an investment, not more than one (1%) percent of any class of securities of any publicly owned corporation.

               2.1.b During the Term, the Individual shall not, directly or indirectly: (i) induce or attempt to influence any employee of the Company who shall have been employed in connection with the Division during the Term to leave its employ; (ii) aid or agree to aid any competitor, customer or suppliers of the Division in any attempt to hire any person who shall have been employed by the Company in connection with the Division during the Term; or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Division during any portion of said period to transact business with a competitor of the Division.

               2.1.c During the Term and thereafter, Individual shall not disclose to anyone any information about the affairs of the Division or the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Division or the Company or is not generally known in the relevant trade, nor shall Individual make use of any such information for his or her own benefit.

        2.2 Individual acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section 2.1 (the "Restrictive Covenants"), the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

        2.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

        2.4 The parties hereto intend to and hereby confer jurisdiction to enforce the provisions of this Agreement upon the state and federal courts of the State of California.

3.      Miscellaneous.

        3.1 The Company shall have the right to assign this Agreement to any successor of substantially all of its or the Division's business or assets.

               3.2 Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (i) hand delivery to the other party; (ii) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph); or (iii) the second business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with at least second-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

If to the Company:           Foamex Asia Co., Ltd.
                             175 Sathorn City Tower
                             20th Floor
                             South Sathorn Road
                             Thungmahamek, Sathorn
                             Bangkok, Thailand  10120
                             Attention:  Stephen P. Scibelli, Jr., President

If to the Individual:        Kevin Mulvihill
                             31915 Watergate Court
                             Westlake Village, California 91361

        3.3 This Agreement may not be changed, amended, terminated or superseded except by an agreement in writing, nor may any of the provisions hereof be waived except by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

        3.4 Except as otherwise provided herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving any effect to the principles of conflicts of laws.

        3.5 All descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        3.6 If any provision of this Agreement, or part thereof, is held to be unenforceable, the remainder of this Agreement or provision, as the case may be, shall nevertheless remain in full force and effect.

        3.7 Each of the parties hereto shall at any time and from time to time hereafter, upon the reasonable request of the other, take such further action and execute, acknowledge and deliver all such instruments of further assurance as may be necessary to carry out the provisions of this Agreement.

        3.8 The parties hereto hereby acknowledge that this agreement is not an employment agreement and does not confer any employment rights on the Individual.

        3.9 Wilshire has caused this Agreement to be duly executed for the sole purpose of acknowledging that the Agreement does not conflict with Individual's rights or obligations under his or her employment agreement with Wilshire and that Wilshire consents to this Agreement.

        3.10 The term the "Division" shall for all purposes herein be deemed to include and also refer to: (i) the Division, as and when operated by Wilshire; and (ii) the Company's operation of the business of the Division following the Company's purchase of the Assets of the Division. Further, the Division shall for all purposes be deemed to continue in existence, without interruption, upon and following Wilshire's sale and the Company's purchase of the Assets of the Division.

           Signature Page to Restrictive Covenants Agreement for Kevin Mulvihill








        IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date herein above written.

                              Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand


                              By: /s/ Stephen P. Scibelli, Jr.
                                      -----------------------
                                  Stephen P. Scibelli, Jr., President



               `              Individual:                           (SEAL)
                                         ---------------------------


                              Wilshire Technologies, Inc., a California corporation


                              By: /s/ Kevin Mulvihill
                                 --------------------
                              Title: President and CEO

                         RESTRICTIVE COVENANTS AGREEMENT

        THIS RESTRICTIVE COVENANTS AGREEMENT (the or this "Agreement") is made as of May 17, 2000 (the "Agreement"), by and between Kathleen Terry, an individual residing at 12450 Pathos Lane, San Diego, California 92129 (the "Individual") and Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand (the "Company").

                                    RECITALS

        K. Pursuant to an Asset Purchase Agreement dated as of April 26, 2000 (the "Asset Purchase Agreement"), by and among Wilshire Technologies, Inc. ("Wilshire"), a California corporation and the Company, Wilshire agreed to sell, and the Company agreed to purchase, substantially all of the assets (the "Assets") of Wilshire's Contamination Control Division (the "Division").

        L. The Individual is a party to an employment agreement with Wilshire, which contains certain non-compete, non-solicitation and confidentiality restrictive covenants in favor of Wilshire (the "Wilshire Restrictive Covenants"), which benefit Wilshire's business, including, without limitation, the business conducted by the Division.

        M. Pursuant to the Asset Purchase Agreement, the Company and Wilshire have entered into that certain Employees and Facilities Agreement dated May 17, 2000 (the "Ongoing Agreement") pursuant to which the Individual will, as an employee of Wilshire, render services to and/or for the benefit of the Company through the term of the Ongoing Agreement.

        N. The Individual has, prior to the date of this Agreement, and/or will have, during the term of the Ongoing Agreement, significant and close contact with confidential information of the Division and the Division's customers and employees and confidential information of the Company and the Company's customers and employees.

        O. The Individual has derived and/or will derive, directly or indirectly, certain benefits in connection with the purchase and sale of the Assets as specified in the Asset Purchase Agreement and/or with the Ongoing Agreement;

F. In order to induce the Company to enter into and to consummate the transactions contemplated by the Asset Purchase Agreement and the Ongoing Agreement, the Individual has agreed to enter into this Agreement to confirm, acknowledge, and agree that and to specify the terms pursuant to which the Company shall have the benefit of those Wilshire Restrictive Covenants, which benefit the Division, upon the Company's purchase of the Assets of the Division.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

3.      Term.

        The term the "Term" as used in this Agreement shall mean the time period commencing on May 17, 2000 and ending on the earlier to occur of November 30, 2000 or the date of the termination of the Individual's employment with Wilshire. The Individual's employment with Wilshire shall not be deemed to be terminated in the event that he or she thereafter provides services to Wilshire as an independent contractor, a consultant or otherwise.

2       Restrictive Covenants.

        2.1 The Individual acknowledges that: (i) he or she has had, and will continue to have during the term of the Ongoing Agreement, significant involvement in the administration, development and growth of the Division's business; (ii) his or her work for the Division has brought him or her, and will continue to bring him or her during the term of the Ongoing Agreement, into close contact with confidential information of the Division and its customers and employees and/or the Company and its customers and employees; and (iii) the agreements and covenants contained in this Section 2 are essential to protect the business interests of the Division and the Company. Accordingly, the Individual covenants and agrees as follows:

               2.1.a Except as otherwise provided for in this Agreement, during the Term, the Individual shall not, directly or indirectly, within any state, province or other political subdivision of the United States or any other country in which the Division is conducting business, compete with respect to any services or products of the Division which are either offered or are being developed by the Division or the Company (the "Division's Business"), or, without limiting the generality of the foregoing, be or become, or agree to be or become, interested in or associated with, in any capacity (whether as partner, shareholder, owner, officer, director, employee, principal, agent, creditor, trustee, consultant, co-venturer or otherwise), any individual, corporation, firm, association, partnership, joint venture or other business entity, which competes with the Division's Business; provided, however, that Individual may own, solely as an investment, not more than one (1%) percent of any class of securities of any publicly owned corporation.

               2.1.b During the Term, the Individual shall not, directly or indirectly: (i) induce or attempt to influence any employee of the Company who shall have been employed in connection with the Division during the Term to leave its employ; (ii) aid or agree to aid any competitor, customer or suppliers of the Division in any attempt to hire any person who shall have been employed by the Company in connection with the Division during the Term; or (iii) induce or attempt to influence any person or business entity who was a customer or supplier of the Division during any portion of said period to transact business with a competitor of the Division.

               2.1.c During the Term and thereafter, Individual shall not disclose to anyone any information about the affairs of the Division or the Company, including, without limitation, trade secrets, trade "know-how", inventions, customer lists, business plans, operational methods, pricing policies, marketing plans, sales plans, identity of suppliers or customers, sales, profits or other financial information, which is confidential to the Division or the Company or is not generally known in the relevant trade, nor shall Individual make use of any such information for his or her own benefit.

        2.2 Individual acknowledges and agrees that in the event of a violation or threatened violation of any of the provisions of Section 2.1 (the "Restrictive Covenants"), the Company shall have no adequate remedy at law and shall therefore be entitled to enforce each such provision by temporary or permanent injunctive or mandatory relief obtained in any court of competent jurisdiction without the necessity of proving damages or posting any bond or other security, and without prejudice to any other rights and remedies which may be available at law or in equity.

        2.3 If any of the Restrictive Covenants, or any part thereof, is held to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid or unenforceable portions. Without limiting the generality of the foregoing, if any of the Restrictive Covenants, or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, the parties hereto agree that the court making such determination shall have the power to reduce the duration and/or scope and/or area of such provision and, in its reduced form, such provision shall then be enforceable.

        2.4 The parties hereto intend to and hereby confer jurisdiction to enforce the provisions of this Agreement upon the state and federal courts of the State of California.

3.      Miscellaneous.

        3.1 The Company shall have the right to assign this Agreement to any successor of substantially all of its or the Division's business or assets.

               3.2 Each notice and other communication required or permitted to be given under this Agreement ("Notice") must be in writing. Notice is duly given to another party upon: (i) hand delivery to the other party; (ii) receipt by the other party when sent by facsimile to the address and number for such party set forth below (provided, however, that the Notice is not effective unless a duplicate copy of the facsimile Notice is promptly given by one of the other methods permitted under this paragraph); or (iii) the second business day after the Notice has been deposited with a reputable overnight delivery service, postage prepaid, addressed to the party as set forth below with at least second-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery-service-provider.

If to the Company:           Foamex Asia Co., Ltd.
                             175 Sathorn City Tower
                             20th Floor
                             South Sathorn Road
                             Thungmahamek, Sathorn
                             Bangkok, Thailand  10120
                             Attention:  Stephen P. Scibelli, Jr., President

If to the Individual:        Kathleen Terry
                             12450 Pathos Lane
                             San Diego, California  92129

        3.3 This Agreement may not be changed, amended, terminated or superseded except by an agreement in writing, nor may any of the provisions hereof be waived except by an instrument in writing, in any such case signed by the party against whom enforcement of any change, amendment, termination, waiver, modification, extension or discharge is sought.

        3.4 Except as otherwise provided herein, this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving any effect to the principles of conflicts of laws.

        3.5 All descriptive headings of the several sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

        3.6 If any provision of this Agreement, or part thereof, is held to be unenforceable, the remainder of this Agreement or provision, as the case may be, shall nevertheless remain in full force and effect.

        3.7 Each of the parties hereto shall at any time and from time to time hereafter, upon the reasonable request of the other, take such further action and execute, acknowledge and deliver all such instruments of further assurance as may be necessary to carry out the provisions of this Agreement.

        3.8 The parties hereto hereby acknowledge that this agreement is not an employment agreement and does not confer any employment rights on the Individual.

        3.9 Wilshire has caused this Agreement to be duly executed for the sole purpose of acknowledging that the Agreement does not conflict with Individual's rights or obligations under his or her employment agreement with Wilshire and that Wilshire consents to this Agreement.

        3.10 The term the "Division" shall for all purposes herein be deemed to include and also refer to: (i) the Division, as and when operated by Wilshire; and (ii) the Company's operation of the business of the Division following the Company's purchase of the Assets of the Division. Further, the Division shall for all purposes be deemed to continue in existence, without interruption, upon and following Wilshire's sale and the Company's purchase of the Assets of the Division.

            Signature Page to Restrictive Covenants Agreement for Kathleen Terry








        IN WITNESS HEREOF, the parties hereto have executed this Agreement as of the date herein above written.

                              Foamex Asia Co., Ltd., a limited company organized and existing under the laws of the Kingdom of Thailand


                              By:/s/ Stephen P. Scibelli, Jr.
                                 ----------------------------
                              Stephen P. Scibelli, Jr., President



               `              Individual:                           (SEAL)
                                         ---------------------------


                              Wilshire Technologies, Inc., a California corporation


                              By: /s/ Kathleen E. Terry
                                  ---------------------
                              Title VP Finance and CFO